UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Fibrocell Science, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF 2019 ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT

______________________________________________________________________________________________________

Meeting Date
June 12, 2019
______________________________________________________________________________________________________

405 Eagleview Blvd.
Exton, Pennsylvania 19341
(484) 713-6000

April 29, 2019

Dear Stockholders:

We are pleased to invite you to attend our 2019 Annual Meeting of Stockholders (Annual Meeting) to be held on Wednesday, June 12, 2019 at 8:30 a.m., local time, at our corporate headquarters located at 405 Eagleview Blvd., Exton, Pennsylvania 19341.

Details regarding the business to be conducted at the Annual Meeting are described in the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail and in this Notice of 2019 Annual Meeting of Stockholders and Proxy Statement (Proxy Statement). We have also made available a copy of our 2018 Annual Report on Form 10-K with this Proxy Statement.

We have elected to provide access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. We believe that providing our proxy materials over the Internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact of our Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet by following the instructions provided in the Notice, or, if you requested a printed or email copy of the proxy materials, you can also vote by telephone or mail by following the instructions contained on the proxy or voting instruction card that accompanied your proxy materials. Please review the instructions for each of your voting options described in this Proxy Statement, as well as in the Notice you received in the mail.

Thank you for your ongoing support of Fibrocell. We look forward to seeing you at the Annual Meeting.

Very truly yours,

John M. Maslowski
President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
This Notice of 2019 Annual Meeting of Stockholders and Proxy Statement
and our 2018 Annual Report are available at http://www.proxyvote.com

In this Proxy Statement, the words “Fibrocell,” “the Company,” “we,” “our,” “us” and similar terms refer to Fibrocell Science, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.
Fibrocell, Fibrocell Science and the Fibrocell logo are trademarks of Fibrocell. Other trademarks, trade names and service marks appearing in this Proxy Statement are the property of their respective owners. All images contained in this Proxy Statement are the property of Fibrocell.

Unless otherwise indicated, all share amounts and the exercise price of any of our securities reflect, as applicable, the occurrence of a 1-for-25 reverse split of our common stock that occurred on April 30, 2013, the occurrence of a 1-for-3 reverse split of our common stock that occurred on March 10, 2017 and the occurrence of a 1-for-5 reverse split of our common stock that occurred on May 24, 2018.

This Notice of 2019 Annual Meeting of Stockholders and Proxy Statement (Proxy Statement) and our accompanying 2018 Annual Report on Form 10-K (Annual Report) are being distributed and made available on or about May 3, 2019.

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders (Annual Meeting) of Fibrocell Science, Inc. (Company, we, our or us) will be held on Wednesday, June 12, 2019 at 8:30 a.m., local time, at our corporate headquarters located at 405 Eagleview Blvd., Exton, Pennsylvania 19341, for the following purposes:

1.	To elect three director nominees to our Board of Directors, each to serve until our 2022 Annual Meeting of Stockholders or until such person’s successor is qualified and elected;
2. To approve the Fibrocell Science, Inc. 2019 Equity Incentive Plan;

3.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2019;

4.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement;
5. To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers; and

6.	To transact any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof.
Our Board of Directors has fixed the close of business on April 15, 2019 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof (Record Date). The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.
Your vote is important. Even if you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the “Questions and Answers About the Proxy Materials and Voting” section of this Notice of 2019 Annual Meeting of Stockholders and Proxy Statement and, if you requested a printed or email copy of these proxy materials, your enclosed proxy or voting instruction card.

By Order of the Board of Directors,

John M. Maslowski
President and Chief Executive Officer	April 29, 2019

Fibrocell - 2019 Proxy Statement | 1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
This Notice of 2019 Annual Meeting of Stockholders and Proxy Statement
and our 2018 Annual Report are available at http://www.proxyvote.com

Fibrocell - 2019 Proxy Statement | 2

QUESTIONS AND ANSWERS
ABOUT
THE PROXY MATERIALS AND VOTING
Proxy Materials

Why am I receiving these proxy materials?

Our Board of Directors (Board) has made these proxy materials available to you on the Internet, or, upon your request, has delivered a printed or email copy of these proxy materials to you, in connection with its solicitation of proxies for use at our 2019 Annual Meeting of Stockholders (Annual Meeting), which will take place on Wednesday, June 12, 2019 at 8:30 a.m., local time, at our corporate headquarters located at 405 Eagleview Blvd., Exton, Pennsylvania 19341. You are invited to attend the Annual Meeting if you were a Fibrocell stockholder as of the close of business on April 15, 2019 (Record Date), or hold a valid proxy for the Annual Meeting. These proxy materials include information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (SEC) and are designed to assist you in voting your shares.

What is included in the proxy materials?

The proxy materials include:

•	this Notice of 2019 Annual Meeting of Stockholders and Proxy Statement (Proxy Statement);

•	our 2018 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2018 (Annual Report); and

•	if you requested a printed or email copy of these proxy materials, the proxy or voting instruction card that accompanied these materials.

What information is contained in this Proxy Statement and our Annual Report?

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance matters, and certain other required information. Our Annual Report contains information about our business and our audited financial statements.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with SEC rules, we may furnish proxy materials, including this Proxy Statement and our Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (Notice), which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy or voting instructions on the Internet. If you would like to receive a paper or email copy of the proxy materials, you should follow the instructions in the Notice for requesting such materials.

How can I access the proxy materials over the Internet?

The Notice and, if you requested to receive a printed or email copy of these proxy materials, the proxy or voting instruction card that accompanied these materials, contains instructions on how to:

•	view the proxy materials for the Annual Meeting on the Internet and vote your shares; and

•	instruct us to send our future proxy materials to you electronically by email.

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Our proxy materials are also available on at http://www.proxyvote.com. Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it.

Voting Information

 What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

Proposal No. 1:	The election of three director nominees to our Board of Directors, each to serve until our 2022 Annual Meeting of Stockholders or until such person’s successor is qualified and elected.

Proposal No. 2:	The approval of the Fibrocell Science, Inc. 2019 Equity Incentive Plan.

Proposal No. 3:	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Proposal No. 4:	The approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement

Proposal No. 5:	The recommendation, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers.

See the “Proposals” section of this Proxy Statement for information on these proposals. We will also consider any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof. See “What happens if additional matters are presented at the Annual Meeting?” below.

How does the Board of Directors recommend that I vote?

Our Board recommends that you vote your shares as follows:

Board Recommendation

Proposal No. 1:	The election of three director nominees to our Board of Directors, each to serve until our 2022 Annual Meeting of Stockholders or until such person’s successor is qualified and elected.	FOR ALL

Proposal No. 2:	The approval of the Fibrocell Science, Inc. 2019 Equity Incentive Plan.	FOR

Proposal No. 3:	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.	FOR

Proposal No. 4:	The approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement	FOR

Proposal No. 5:	The recommendation, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers.	1 YEAR

See the “Proposals” section of this Proxy Statement for information on these proposals and our Board’s recommendations.

Fibrocell - 2019 Proxy Statement | 4

What happens if additional matters are presented at the Annual Meeting?

Other than the five items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, John M. Maslowski and Sean D. Buckley will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting or any adjournments or postponements thereof. If, for any reason, any of the director nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board.

How many votes do I have?

Each share of our common stock that you own as of the Record Date entitles you to one vote on each matter presented at the Annual Meeting. As of the Record Date, 9,758,332 shares of our common stock were issued and outstanding. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a purpose related to the Annual Meeting during normal business hours at our executive offices for a period of at least 10 days preceding the date of the Annual Meeting. Cumulative voting for directors is not permitted.

What is the difference between holding shares as a “stockholder of record” and as a “beneficial owner”?

Most of our stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•
Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Broadridge Financial Solutions, Inc., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to appoint a proxy to vote your shares or you can vote in person at the Annual Meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested a printed or email copy of these proxy materials, you can also vote by telephone or mail by following the instructions contained on the proxy card that accompanied these materials. See “How can I vote my shares without attending the Annual Meeting?” below.

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Beneficial Owner: If your shares are held through a broker, bank, trust or other nominee, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or other nominee how to vote your shares. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested a printed or email copy of these proxy materials, you can also vote by telephone or mail by following the instructions on the voting instruction card provided to you by your broker, bank, trustee, or other nominee. See “How can I vote my shares without attending the Annual Meeting?” below.

How can I vote my shares in person at the Annual Meeting?

You may vote your shares held in your name as the stockholder of record in person at the Annual Meeting. You may vote your shares held beneficially in street name in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting.

Fibrocell - 2019 Proxy Statement | 5

•
Stockholder of Record: If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested a printed or email copy of these proxy materials, you can also vote by telephone or mail by following the instructions on the proxy card that accompanied there materials.

•
Beneficial Owner: If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive a printed or email copy of these proxy materials, you can also vote by telephone or mail by following the instructions on the voting instruction card provided to you by your broker, bank, trustee, or nominee.

 Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your vote at any time prior to the taking of the vote at the Annual Meeting by:

•
granting a new proxy bearing a later date by following the instructions provided in the Notice or, if you requested to receive a printed or email copy of these proxy materials, the proxy card that accompanied these materials;

•
providing a written notice of revocation to our Corporate Secretary at 405 Eagleview Blvd., Exton, Pennsylvania, 19341, which notice must be received by our Corporate Secretary before the Annual Meeting; or

•	attending the Annual Meeting and voting in person.

If you hold shares beneficially in street name, you may change your vote at any time prior to the taking of the vote at the Annual Meeting by:

•	submitting new voting instructions to your broker, bank, trustee, or other nominee by following the instructions they provided; or

•
if you have obtained a valid legal proxy from your broker, bank, trustee, or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person using the valid legal proxy.

Note that for both stockholders of record and beneficial owners, attendance at the Annual Meeting will not cause your previously granted proxy or voting instructions to be revoked unless you specifically so request or vote in person at the Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

What is a “broker non-vote”?

If you are a beneficial owner of shares held by a broker, bank, trust or other nominee and you do not provide your broker, bank, trustee or other nominee with voting instructions, your shares may constitute “broker non-votes”. Broker non-votes occur on a matter when the broker, bank, trustee or other nominee is not permitted under applicable stock exchange rules to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters.

Of the five matters scheduled to be voted on at the Annual Meeting, Proposal Nos. 1, 2, 4 and 5 are considered “non-routine” matters. Therefore, if you are a beneficial owner of shares held in street name and do not provide voting instructions, your shares will not be voted on Proposal Nos. 1, 2, 4 and 5 and a broker non-vote will occur on these matters. Proposal No. 3 is considered a “routine” matter and a broker, bank, trustee or other nominee will be permitted to exercise its discretion on this proposal, which means there will be no broker non-votes on Proposal No. 3.

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In tabulating the voting result for Proposal Nos. 1, 2, 4 and 5 broker non-votes are not considered voting power present with respect to that proposal. However, the voting requirement for Proposal No. 1 (election of director nominees) is a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and the voting requirement for Proposal Nos. 2, 4 and 5 is a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Therefore, broker non-votes will have no effect on the outcome of these proposals.

How many shares must be present or represented to conduct business at the Annual Meeting?

A “quorum” is necessary to conduct business at the Annual Meeting. A quorum is established if the holders of a majority of all shares entitled to vote at the Annual Meeting are present at the Annual Meeting, either in person or by proxy. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

What are the voting requirements to approve the proposals discussed in this Proxy Statement?

•
Proposal No. 1: Election of directors. Votes may be cast: FOR ALL nominees, WITHHOLD ALL nominees or FOR ALL EXCEPT those nominees noted by you on the appropriate portion of your proxy or voting instructions card. A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting is required to elect director nominees, and as such, the three nominees who receive the greatest number of votes of the shares present in person or represented by proxy at the Annual Meeting will be elected. Broker non-votes and abstentions will have no effect on the outcome of this proposal.

•
Proposal No. 2: To approve the Fibrocell Science, Inc. 2019 Equity Incentive Plan. Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the effect of an AGAINST vote on this proposal. Broker non-votes will have no effect on the outcome of this proposal.

•
Proposal No. 3: Ratification of the appointment of PricewaterhouseCoopers LLP as our independent public registered accounting firm for 2019.  Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 3 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the effect of an AGAINST vote on this proposal. There will be no broker non-votes on this proposal.

•
Proposal No. 4: To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. Votes may be cast FOR, AGAINST, or ABSTAIN. The approval of this Proposal No. 4 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the effect of an AGAINST vote on this proposal. Broker non-votes will have no effect on the outcome of this proposal.

•
Proposal No. 5: To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers..  Votes may be cast: 1 YEAR, 2 YEARS, 3 YEARS or ABSTAIN. The approval of this Proposal No. 5 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. However, because stockholders have several voting choices with respect to this proposal, it is possible that no single choice will receive a majority vote. In light of the foregoing, the board of directors will consider the outcome of the vote when determining the frequency of future non-binding votes on executive compensation. Abstentions will have the effect of an AGAINST vote on this proposal. Broker non-votes will have no effect on the outcome of this proposal. Moreover, because this vote is non-binding, the Board may determine the frequency of future advisory votes on executive compensation in its discretion.

Who will bear the cost of soliciting votes for the Annual Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Our directors, officers and employees may solicit proxies or votes in person, by telephone or by electronic communication. We will not pay our directors, officers or employees any additional compensation for these services. We will ask brokers, banks, trustees and other nominees to forward the proxy materials to their principals and to obtain authority to execute proxies and will reimburse them for certain costs in connection therewith.

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Who will count the votes?

Votes will be counted by the inspector of election appointed for the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and disclose the final voting results in a Current Report on Form 8-K that we will file with the Securities and Exchange Commission (SEC) within four business days of the Annual Meeting.
Attending the Annual Meeting

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a Fibrocell stockholder as of the Record Date (April 15, 2019), or you hold a valid legal proxy from a stockholder of record for attending or voting at the Annual Meeting. You must present valid photo identification, such as a driver’s license or passport, for admittance. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 15, 2019, a copy of the voting instruction card provided by your broker, bank, trustee or other nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

Please let us know if you plan to attend the Annual Meeting by indicating your plans when prompted if you vote by Internet or telephone or, if you vote by mail, by marking the appropriate box on your proxy or voting instruction card.

The Annual Meeting will begin promptly at 8:30 a.m., local time. Check-in will begin in the Executive Board Room at our corporate headquarters at 8:00 a.m., local time, and you should allow ample time for the check-in procedures. Our corporate headquarters is located at 405 Eagleview Blvd., Exton, Pennsylvania 19341.

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PROPOSALS
Proposal No. 1: Election of Directors

Our Restated Certificate of Incorporation, as amended, provides that our directors be divided into three classes, Class I directors, Class II directors and Class III directors, serving staggered three-year terms. The terms of our Class I directors will expire at the Annual Meeting. Our Board has nominated, upon the recommendation of our Nominating and Corporate Governance Committee, Marc Mazur, Christine St.Clare and Douglas J. Swirsky for election as Class I directors at the Annual Meeting, each to serve a three-year term expiring at our 2022 Annual Meeting of Stockholders or until such person's successor is duly qualified and elected. Each of these nominees is currently serving as a Class I director. We expect each nominee will be able to serve if elected. If any nominee is unable to serve, proxies will be voted in favor of the remainder of those nominees and for such substitute nominee as may be selected by our Board.

Biographical information and the attributes, skills and experience of each nominee that led our Nominating and Corporate Governance Committee and Board of Directors to determine that such nominee should serve as a director are discussed in the “Directors and Executive Officers” section of this Proxy Statement.

Vote Required and Recommendation of Our Board of Directors

The three director nominees receiving the highest number of FOR votes shall be elected to our Board, each to serve until our 2022 Annual Meeting of Stockholders or until such person’s successor is qualified and elected. Our Board recommends that stockholders vote FOR ALL on Proposal No. 1 to elect Marc Mazur, Christine St.Clare and Douglas J. Swirsky.

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Proposal No. 2: Approval of Our 2019 Equity Incentive Plan

Overview
We are requesting that our stockholders approve the Fibrocell Science, Inc. 2019 Equity Incentive Plan (the 2019 Plan). On April 29, 2019, the Board unanimously approved the 2019 Plan effective upon stockholder approval of the 2019 Plan at the Annual Meeting. If the 2019 Plan is approved by our stockholders it will become effective and will supersede and replace in its entirety the 2009 Equity Incentive Plan, as amended and restated (the 2009 Plan) and no further awards will be granted under the 2009 Plan; however, all outstanding awards granted thereunder will remain outstanding subject to the terms and conditions of the 2009 Plan and their respective award agreements. If the 2019 Plan is not approved by our stockholders, it will not become effective; the 2009 Plan will continue in effect until its termination on September 2, 2019, and we will no longer be able to offer equity grants after that time.

Employees, nonemployee directors and consultants of the Company and any parent and subsidiaries are eligible to receive awards under the 2019 Plan. As of April 15, 2019, the Company had approximately 30 persons eligible to be considered for awards under the 2019 Plan.

The 2019 Plan authorizes up to 700,000 shares for the grant of incentive stock options, nonqualified stock options, stock units, stock awards, stock appreciation rights (SARs), and other stock-based awards.

Key Features of the 2019 Plan
The 2019 Plan includes the following features that are consistent with the interests of our stockholders and sound corporate governance practices:

•	No automatic share replenishment or “evergreen” provision. There is no evergreen feature pursuant to which the shares authorized for issuance under the 2019 Plan can be automatically replenished.

•	No repricing of options or SARs without stockholder approval. The 2019 Plan prohibits the repricing of stock options or SARs without prior stockholder approval.

•
No liberal share counting or "recycling" of shares. Shares delivered to our Company to purchase shares upon exercise of an award, to satisfy tax withholding obligations, or repurchased by the Company with option exercise proceeds, will not be added back (recycled) to the 2019 Plan. In addition, the gross number of SARs exercised or settled, and not just the net shares issued upon exercise or settlement, will count against the aggregate limit on the number of shares that may be issued under the 2019 Plan.

•
Double-trigger required for vesting on change of control. Unless awards are terminated, a change of control does not, by itself, trigger full vesting of awards under the 2019 Plan. Any continuing or replacement awards will retain pre-change of control vesting and other terms, except that full vesting will occur in the event the participant’s employment is involuntarily terminated or the participant resigns for good reason within twenty-four months of the change of control transaction (the occurrence of the “double-trigger”).

•
Minimum vesting requirements. No awards granted under the 2019 Plan may vest until the first anniversary of the date of grant, subject to a carve out for 5% of the shares available under the 2019 Plan that may be granted without regard to the one-year minimum vesting period.

•
Payment of dividends only if underlying awards vest. Dividends and dividend equivalents may only be paid to the extent the underlying award vests and no dividends or dividend equivalents shall be paid on options or SARs.

•	No transferability. Awards shall be nontransferable except by will or by the laws of descent and distribution except that certain awards shall be transferred to family members for no consideration.

Factors to Consider in Connection with the 2019 Plan
Equity is essential to talent acquisition and retention. We believe that our future success depends, in part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. Management recruitment and retention is a key to our future success and will require the use of equity awards. Equity incentives are an important component of our compensation philosophy, intended to provide equity ownership opportunities and performance-based incentives to better align the recipient's interests with those of our stockholders. Since our equity awards generally vest over several years, the value

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ultimately realized from these awards depends on the long-term value of our common stock. We strongly believe that granting equity awards motivates employees to think and act like owners, rewarding them when value is created for stockholders.

Limited duration of existing plan. If the 2019 Plan is not approved by our stockholders, when the 2009 Plan expires on September 2, 2019, we will no longer have the ability to make equity grants even if shares remain available for grant under the 2009 Plan as the 2009 Plan will have expired by its terms.

As of April 15, 2019, we had 501,827 stock options outstanding with a weighted average exercise price of $27.04 and weighted average remaining contractual term of 8.15 years and 555 shares remained available for grant under the 2009 Plan. No other types of equity awards are outstanding under the 2009 Plan.

As of April 15, 2019, the closing price of shares of our common stock as reported on Nasdaq, was $2.54 per share.

In consideration of these factors, and our belief that the ability to continue granting competitive equity compensation is vital to our ability to attract, retain and motivate employees, we believe that the size of the share reserve under the 2019 Plan is reasonable, appropriate and in the best interests of the Company at this time. A summary of the provisions of the 2019 Plan is set forth below.

Material Features of Our 2019 Equity Incentive Plan

This summary of the material features of our 2019 Plan is not intended to be a complete description of the 2019 Plan and is qualified in its entirety by the actual text of the 2019 Plan which is attached to this Proxy Statement as Annex A.

Administration

Our 2019 Plan is administered by our Compensation Committee. Our Compensation Committee has exclusive discretion to select the participants who will receive awards under the 2019 Plan and to determine the type, size and terms of each award. Our Compensation Committee will also make all other determinations that it decides are necessary or desirable in the interpretation and administration of our 2019 Plan.

Shares Subject to Our 2019 Plan

An aggregate of 700,000 shares plus the number of shares that are subject to outstanding options under the 2009 Plan that are forfeited or cancelled will be reserved and available for issuance under the 2019 Plan, subject to adjustment as described below. Incentive stock options may be granted for up to 700,000 shares. Common stock issued under the 2019 Plan may consist of authorized but unissued stock or previously issued common stock. Shares underlying awards that expire, lapse or are terminated, or exchanged for cash, surrendered, repurchased, or canceled without having been fully exercised or forfeited, will become available for issuance again under the 2019 Plan. Shares withheld or surrendered in connection with the payment of an exercise price of an award or to satisfy tax withholding, shares subject to a SAR that are not issued in connection with the stock settlement of the SAR; and shares purchased on the open market with the cash proceeds received from the exercise of options will not become available again for issuance under the 2019 Plan.

Non-Employee Director Compensation Limit

The maximum number of shares of our common stock subject to stock awards granted during any one calendar year to any of our non-employee directors, taken together with any cash fees paid by the Company to such non-employee director during such calendar year, will not exceed $500,000 in total value, or $750,000 with respect to the calendar year in which the individual is first appointed or elected to the Board (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes). However, the Compensation Committee may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Compensation Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

Awards under Our 2019 Plan

Under the 2019 Plan, our Compensation Committee may grant awards in the form of incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the Code), as well as options which are not tax qualified

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(nonqualified stock options), stock units, stock awards, SARs and other stock-based awards. We refer to incentive stock options and nonqualified stock options in this summary as options.

Options. The duration of any option is within the sole discretion of our Compensation Committee; provided, however, that any incentive stock option granted to a 10% or less stockholder or any nonqualified stock option shall, by its terms, be exercised within ten years after the date the option is granted and any incentive stock option granted to an employee who, at the time of grant, is a greater than 10% stockholder shall, by its terms, be exercised within five years after the date the option is granted. The exercise price at which each share of common stock subject to an option may be acquired shall be determined by our Compensation Committee; provided, however, that the price for an option will be equal to, or greater than, the fair market value of a share of common stock on the date the option is granted, and further provided that incentive stock options may not be granted to an employee who, at the time of grant, is a greater than 10% stockholder, unless the price per share is not less than 110% of the fair market value of the common stock on the date of grant.

Stock Units. Our Compensation Committee may grant stock units to an employee, consultant or non-employee director, upon such terms and conditions as the Compensation Committee deems appropriate under our 2019 Plan. Each stock unit shall represent the right of the recipient to receive a share of common stock or an amount based on the value of a share of common stock. Our Compensation Committee shall establish conditions which may be based upon the achievement of specific performance goals pursuant to which shares of common stock or cash shall be issued.

Stock Awards. Our Compensation Committee may issue shares of common stock to an employee, consultant or non-employee director under a stock award, upon such terms and conditions as the Compensation Committee deems appropriate under our 2019 Plan. Shares of common stock issued pursuant to stock awards may be issued for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by our Compensation Committee. Our Compensation Committee may establish conditions under which restrictions on stock awards shall lapse over a period of time or according to such other criteria as the Compensation Committee deems appropriate, including restrictions based upon the achievement of specific performance goals.

SARs and Other Stock-Based Awards. SARs may be granted to an employee, non-employee director or consultant separately or in tandem with an option. The duration of any SAR is within the sole discretion of our Compensation Committee; provided, however, each SAR shall be exercised within ten years after the date the SAR is granted. In the case of tandem SARs, the number of SARs granted to a participant that shall be exercisable during a specified period shall not exceed the number of shares of common stock that the participant may purchase upon the exercise of the related option during such period. Upon the exercise of an option, the SARs relating to the common stock covered by such option shall terminate. Upon the exercise of SARs, the related option shall terminate to the extent of an equal number of shares of common stock. The stock appreciation for a SAR is the amount by which the fair market value of the underlying common stock on the date of exercise of the SAR exceeds the base amount of the SAR. Our Compensation Committee shall determine whether the stock appreciation for a SAR shall be paid in the form of shares of common stock, cash or a combination of the two.

Other awards may be granted that are based on or measured by common stock to employees, consultants and non-employee directors, on such terms and conditions as our Compensation Committee deems appropriate. Other stock-based awards may be granted subject to achievement of performance goals or other conditions and may be payable in common stock or cash, or in a combination of the two.

Treatment of Dividends and Dividend Equivalents on Unvested Awards. The 2019 Plan provides that, with respect to any award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity award is outstanding, such dividends (or dividend equivalents) will be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable award and will only be paid at the time or times such vesting requirement(s) are satisfied. No interest will accrue or be paid on the amount of any dividends withheld. No dividends or dividend equivalents will be paid on options or SARs.

Minimum Vesting. No award may vest over a period that is less than one year from the date of grant, except that this limitation shall not apply to awards involving an aggregate number of shares not in excess of 5% of the aggregate number of shares that may be delivered in connection with the number of shares subject to the 2019 Plan.

No-Repricing of Awards.No awards under the 2019 Plan may be repriced without stockholder approval. For purposes of the 2019 Plan, a repricing means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of the award to lower its exercise price or base price (other than on account of capital adjustments resulting

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from stock splits), (ii) any other action that is treated as a repricing under generally accepted accounting principles and (iii) repurchasing for cash or canceling an award in exchange for another award at a time when its exercise price or base price is greater than the fair market value of the underlying stock.

Adjustments

If there is any change in the number or kind of shares outstanding by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares; by reason of a merger, reorganization or consolidation; by reason of a reclassification or change in par value; or by reason of any other extraordinary or unusual event, the maximum number of shares available for issuance under the 2019 Plan, the number of shares covered by outstanding grants, and the price per share or the applicable market value of such grants may be appropriately adjusted by the Compensation Committee. Adjustments determined by the Compensation Committee shall be final, binding and conclusive.

Reorganization Event

Upon the occurrence of a merger or other similar transaction, the Compensation Committee may: require that participants surrender their outstanding options and SARs in exchange for cash or common stock of the Company in an amount equal to the amount by which the then fair market value of the common stock shares subject to the unexercised options and SARs exceeds the exercise price; terminate unexercised options and SARs after giving participants an opportunity to exercise their outstanding options and SARs; settle stock units or other stock-based awards in such amount and form as determined by the Compensation Committee; or determine that grants that remain outstanding after the reorganization event shall be assumed or substituted to similar grants of the surviving corporation or a parent or subsidiary of the surviving corporation.

Change of Control

In the event of a change of control and the acquiring or succeeding company does not assume the award, then with respect to outstanding options, SARs and stock units they will fully vest, with respect to stock awards, all restrictions will lapse, and awards with performance-based vesting will be deemed achieved at 100% of target levels. With respect to any award that is assumed or substituted in connection with a change of control, the vesting, payment, purchase or distribution of such award will not be accelerated by reason of the change of control for any participant unless the participant’s employment is involuntarily terminated by the Company or the participant resigns for good reason as a result of the change of control during the two-year period following the change of control. The 2019 Plan defines a change of control as (a) any transaction as a result of which any person becomes the “beneficial owner” of securities of the Company representing at least 50% of the total voting power; (b) during a period of twelve consecutive months, individuals who constitute the Board cease to constitute at least a majority of the Board; (c); the sale, transfer or other disposition of substantially all of the Company’s assets; (d) the consummation of a merger or consolidation of the Company if more than 50% of the combined voting power of the continuing entity’s shares immediately after is owned by persons who were not stockholders of the Company immediately prior; or (e) the completion of a liquidation or dissolution of the Company.
Transferability

Only the participant may exercise rights under a grant during the participant’s lifetime, and a participant may not transfer those rights except by will or by the laws of descent and distribution, except that a participant may transfer nonqualified stock options to family members or trusts or entities for the benefit of family members.

Termination or Amendment of Our 2019 Plan

Our Board may at any time terminate our 2019 Plan or make amendments thereto as it shall deem advisable and in our best interests, without action on the part of our stockholders unless such approval is required pursuant to applicable law; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any award shall have been granted, affect or impair the rights of such individual under such award. The 2019 Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date.

Federal Income Tax Consequences

The following is a brief discussion of certain U.S. federal income tax consequences for awards granted under the 2019 Plan. This discussion is based on current law, is not intended to constitute tax advice, and does not address all aspects of U.S. federal

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income taxation that may be relevant to a particular participant in light of his or her personal circumstances and does not describe foreign, state, or local tax consequences, which may be substantially different. Holders of awards under the 2019 Plan are encouraged to consult with their own tax advisors.

Incentive Stock Options. A participant is not taxed for regular federal income tax purposes at the time an incentive stock option is granted but on exercise, the excess of the fair market value of the shares received over the option exercise price will be taken into account for the alternative minimum tax. The tax consequences upon exercise and later disposition depend upon whether the participant was an employee of ours or one of our subsidiaries at all times from the date of grant until three months preceding exercise (one year in the case of death or disability) and on whether the participant holds the shares for more than one year after exercise and two years after the date of grant of the option. If the participant satisfies both the employment rule and the holding period rule, for regular tax purposes the participant will not realize income upon exercise of the option and the Company will not be allowed an income tax deduction at any time. The difference between the option exercise price and the amount realized upon disposition of the shares by the participant will constitute a long-term capital gain or a long-term capital loss, as the case may be. Neither the employment rule nor the holding period rule will apply to the exercise of an option by the estate of a participant, provided that the participant satisfied the employment rule as of the date of such participant's death. If the participant meets the employment rule but fails to observe the holding period rule (a Disqualifying Disposition), the participant generally recognizes as ordinary income, in the year of the Disqualifying Disposition, the excess of the fair market value of the shares at the date of exercise over the option exercise price. Any excess of the sales price over the fair market value at the date of exercise will be recognized by the participant as capital gain (long-term or short-term depending on the length of time the stock was held after the option was exercised). If, however, the sales price is less than the fair market value at the date of exercise, then the ordinary income recognized by the participant is generally limited to the excess of the sales price over the option exercise price. In the event of a Disqualifying Disposition, we will be entitled to a tax deduction in the amount of ordinary income recognized by the participant.

Different consequences may apply for a participant subject to the alternative minimum tax.

Nonqualified Stock Options. A participant who is granted a nonqualified stock option will not realize taxable income at the time the option is granted. In general, a participant will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price, and we will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The participant's basis in the shares so acquired will be equal to the option exercise price plus the amount of ordinary income upon which he or she is taxed. Upon subsequent disposition of the shares, the participant will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the option is exercised.

Stock Units. If a participant is granted a stock unit, he or she will not be required to recognize any taxable income at the time of grant. Upon distribution of shares or cash in respect of a stock unit, the fair market value of those shares or the amount of that cash will be taxable to the participant as ordinary income and we will receive a deduction equal to the income recognized by the participant. The subsequent disposition of shares acquired pursuant to a stock unit will result in capital gain or loss (based on the difference between the price received on disposition and the market value of the shares at the time of their distribution). The capital gain tax rate will depend on a number of factors, including the length of time the participant held the shares prior to selling them.

Stock Awards. A participant will generally not recognize federal taxable income when he or she receives a grant of stock awards, and we will not be entitled to a deduction, until the stock is transferable by the participant or is otherwise no longer subject to a substantial risk of forfeiture. When the stock is either transferable or is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary income in an amount equal to the fair market value of the shares at that time (less any amounts paid for the shares), and generally, we will be entitled to a deduction in the same amount. Any gain or loss recognized by the participant upon a later disposition of the shares will be capital gain or loss. A participant’s holding period for purposes of determining whether that capital gain or loss is long-term or short-term will be counted from the date the stock became transferable or ceased to be subject to a substantial risk of forfeiture.

A participant may elect to recognize ordinary income in the year when the share award is granted in an amount equal to the fair market value of the shares subject to the award (less any amounts paid for such shares) at the time of grant, determined without regard to any restrictions. This election is referred to as a Section 83(b) election. In that event, we will be entitled to a corresponding deduction in the same year. Any gain or loss recognized by the participant upon a later disposition of the shares will be capital gain or loss. A participant’s holding period for purposes of determining whether that capital gain or loss is long-

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term or short-term will be counted from the date of the original transfer to the participant. The participant may not claim a credit for any tax previously paid on stock that is later forfeited.

Withholding. We shall have the right to reduce the number of shares of common stock deliverable pursuant to our 2019 Plan by an amount which would have a fair market value equal to the amount of all federal, state and local taxes required to be withheld, based on the tax rates then in effect or the tax rates that we reasonably believe will be in effect for the applicable tax year, or to deduct the amount of such taxes from any cash payment to be made to a participant, pursuant to our 2019 Plan or otherwise.

New Plan Benefits under the 2019 Plan
Awards under the 2019 Plan are subject to the discretion of our Compensation Committee and will depend on a number of factors, including the fair market value of our common stock on future dates and the level of achievement of performance goals, and as a result, the amounts that may be earned by the participants, including our named executive officers, under the 2019 Plan for 2019 and beyond cannot be determined at this time.

Vote Required and Recommendation of Our Board of Directors

The approval of Proposal No. 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter. Our Board recommends that stockholders vote FOR on Proposal No. 2 to approve the Fibrocell Science, Inc. 2019 Equity Incentive Plan.

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Proposal No. 3: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2019. Although stockholder ratification of the appointment of PwC is not required by our bylaws or otherwise, our Board believes that it is desirable to give our stockholders the opportunity to ratify this appointment as a matter of good corporate governance. If this proposal is not approved at the Annual Meeting, our Audit Committee will reconsider, but may or may not change, its appointment of PwC as our independent registered public accounting firm for 2019. Even if the selection is ratified, our Audit Committee may, at its discretion, direct the selection of a different independent registered public accounting firm during the year if the Audit Committee determines such a change is advisable.

Representatives of PwC are expected to be present at the Annual Meeting. They also will have the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

Information regarding fees paid to our independent registered public accounting firm in 2018 and 2017 and our pre-approval policies relating to such fees is discussed in the "Independent Registered Public Accounting Firm" section of this Proxy Statement.

Vote Required and Recommendation of Our Board of Directors

The approval of Proposal No. 3 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter. Our Board recommends that stockholders vote FOR on Proposal No. 3 to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2019.

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Proposal No. 4: Non-Binding Advisory Vote on Named Executive Officer Compensation

The following resolution will be presented at the Annual Meeting for stockholder approval:

"RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's Proxy Statement for its 2019 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative disclosures that accompany the compensation tables."

This advisory vote is commonly referred to as a "Say-on-Pay" vote and is required by Section 14A of the Exchange Act. Because this is an advisory vote, the stockholder vote will not be binding on us. Nevertheless, our Compensation Committee and Board value the opinions expressed by our stockholders and will take the outcome of the vote into account in future determinations concerning our executive compensation program.

Our executive compensation programs are designed to attract, motivate and retain our executive officers, who are critical to our success. We believe that meaningful performance incentives and a mix of long-term and short-term compensation, cash and non-cash compensation and forms of non-cash compensation that we utilize as part of our executive compensation program, align the interests of our executive officers and stockholders and reward our executive officers for the achievement of our near-term and longer-term financial and strategic goals. For additional information regarding our executive compensation programs and the compensation paid to our named executive officers, see "Executive Compensation" section of this Proxy Statement.

Vote Required and Recommendation of Our Board of Directors

The approval of Proposal No. 4 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Our Board recommends that stockholders vote FOR on Proposal No. 4 to approve, on a non-binding advisory basis, the compensation paid to our named executive officers, as stated in the above resolution.

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Proposal No. 5: Non-Binding Advisory Vote on the Frequency of Future Named Executive Officer Compensation Advisory Votes

In Proposal No. 4 above, we are providing our stockholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers. In this proposal, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future “say-on-pay” votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain from voting. This proposal, which is often referred to as a “say-on-frequency” proposal, also is required by Section 14A of the Exchange Act.

At the 2013 Annual Meeting of Stockholders, the holders of a majority of our shares present or represented by proxy voted, on an advisory basis, to hold “say-on-pay” votes, as described in the immediately preceding proposal, once every three years. After taking into consideration the results of this “say-on-frequency” vote, our Board of Directors determined to include “say-on-pay” votes in management’s proxy materials once every three years until the next required “say-on-frequency” vote. Under Section 14A of the Exchange Act, we are required to solicit stockholder advisory votes on the frequency of future “say-on-pay” votes at least once every six years. Accordingly, we are providing stockholders with the opportunity to cast an advisory vote on whether they would prefer future “say-on-pay” votes on an annual basis, once every two years or once every three years.

Because this proposal calls for a non-binding advisory vote, our Board of Directors and the Compensation Committee may determine to hold “say-on-pay” votes more or less frequently than the option selected by our stockholders (though no less frequently than once every three years). However, our Board of Directors and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when determining the frequency of future “say-on-pay” votes. We expect that the next “say-on-frequency” vote will occur at the 2025 Annual Meeting of Stockholders.

After careful consideration, our Board of Directors has determined that an advisory vote on executive compensation that occurs every year is the most appropriate for a company such as Fibrocell, and recommends that stockholders vote for a frequency of “1 YEAR” for future advisory votes on executive compensation. Our Board of Directors believes that an annual advisory vote will enable our stockholders to provide timely, direct input on our executive compensation program as disclosed in the proxy statement each year, and is consistent with our efforts to engage in an ongoing dialogue with our stockholders. The Compensation Committee, which administers the executive compensation program, values the opinions expressed by our stockholders in these votes, and even though non-binding, will continue to consider the outcome of these votes in making its decisions on executive compensation.
Vote Required and Recommendation of the Board of Directors
The approval of Proposal No. 5 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter. However, because stockholders have several voting choices with respect to the proposal on the frequency of future non-binding votes on executive compensation, it is possible that no single choice will receive a majority vote. In light of the foregoing, the Board of Directors will consider the outcome of the vote when determining the frequency of future non-binding votes on executive compensation. Abstentions will have the effect of an AGAINST vote on this proposal. Broker non-votes will have no effect on the outcome of this proposal. Moreover, because this vote is non-binding, the Board may determine the frequency of future advisory votes on executive compensation in its discretion.. The Board recommends that stockholders select “1 YEAR” on the proposal recommending the frequency of advisory votes on named executive officer compensation.

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Other Proposed Action

Our Board does not intend to bring any other matters before the Annual Meeting, nor does it know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board.

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DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of all of our directors and executive officers as of April 24, 2019.

Name	Title	Age
John M. Maslowski	President and Chief Executive Officer and Director	44
Sean D. Buckley	Vice President of Business Administration and Corporate Secretary	36
Douglas J. Swirsky	Chairman of the Board	49
Julian Kirk	Director	45
Marc Mazur	Director	59
Kelvin Moore	Director	70
Marcus E. Smith	Director	64
Christine St.Clare	Director	68

Directors

Biographical information as of April 24, 2019 and the attributes, skills and experience of each director that led our Nominating and Corporate Governance Committee and our Board to determine that such individual should serve as a director are discussed below.

Douglas J. Swirsky Director since 2013
Mr. Swirsky serves as Fibrocell’s Chairman of the Board. He has served as a member of our Board since March 2013. Mr. Swirsky currently serves as President, Chief Executive Officer and a director of Rexahn Pharmaceuticals, Inc., a publicly-traded clinical-stage oncology company; having previously served as Rexahn’s President and Chief Financial Officer from January 2018 until his appointment as CEO. Prior to joining Rexahn, Mr. Swirsky served as President, Chief Executive Officer, and a director of GenVec, Inc., a publicly traded biotechnology company; a position he held from 2013 through the sale of the company in June 2017. Mr. Swirsky joined GenVec in 2006 as Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary. Prior to joining GenVec, Mr. Swirsky worked at Stifel Nicolaus where he served as a Managing Director and the Head of Life Sciences Investment Banking. Mr. Swirsky previously held investment banking positions at UBS, PaineWebber, Morgan Stanley, and Legg Mason. His experience also includes positions in public accounting and consulting. Mr. Swirsky is the Chairman of the Board of Directors of Cellectar Biosciences, Inc. and a member of the board of directors of Pernix Therapeutics Holdings, Inc. He received his B.S. in Business Administration from Boston University and his M.B.A. from the Kellogg School of Management at Northwestern University.

Key Attributes, Experience and Skills: Our Board concluded that Mr. Swirsky should serve as a member of our Board because of his distinguished career in financial services and corporate management, including his investment banking experience and his experience serving as a senior executive in the life sciences industry and his service on the boards of directors of other life sciences companies.

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Julian Kirk Director since 2012
Mr. Kirk has served as a member of our Board since October 2012. Mr. Kirk is a Managing Director of Third Security, LLC, where he has worked since the firm’s inception with several portfolio companies of its managed investment funds. He is also involved with the oversight of Third Security, LLC’s internal operations. Mr. Kirk was a member of the board of directors of AmpliPhi Biosciences Corporation (NYSE: APHB) from June 2013 to April 2015. Since August 2010, he has served on the board of the New River Valley Economic Development Alliance. From October 2006 until December 2011, he served as a member of the board of directors of IntelliMat, Inc. and as Co-Chairman of its board of directors between September 2008 and December 2011. From September 2005 until December 2011, Mr. Kirk served as President of Harvest Pharmaceuticals Inc. Mr. Kirk also served as Chairman of the board of managers of ECDS, LLC from June 2008 until March 2010. Mr. Kirk graduated as an Echols Scholar from the University of Virginia.

Key Attributes, Experience and Skills: Our Board concluded that Mr. Kirk should serve as a member of our Board because of his extensive operating and board experience, his experience as the President of Harvest Pharmaceuticals, as well as his responsibilities at Third Security encompassing corporate oversight of internal operations.

John M. Maslowski President and Chief Executive Officer and Director since 2016
Mr. Maslowski has served as a member of our Board since December 2016. Mr. Maslowski is Fibrocell’s Chief Executive Officer. Prior to that, he was Senior Vice President of Scientific Affairs, with oversight of research and development, clinical and regulatory affairs. Previously, he was Vice President of Operations with responsibility for manufacturing and quality operations. Prior to joining Fibrocell, Mr. Maslowski held various positions at Wyeth Pharmaceuticals, Inc. (now Pfizer, Inc.), eventually serving as Quality Assurance Manager. Prior to joining Wyeth, Mr. Maslowski held various positions with Merck & Co. and Teva. Mr. Maslowski earned a B.S. in Biology from the Ursinus College and an M.S. in Biology from Villanova University.

Key Attributes, Experience and Skills: Our Board concluded that Mr. Maslowski should serve as a member of our Board because of his extensive experience in the life sciences and health care fields and a deep understanding of our business and operations through his tenure as Chief Executive Officer and Senior Vice President of Scientific Affairs.

Marc Mazur Director since 2010
Mr. Mazur has served as a member of our Board since April 2010. Mr. Mazur currently serves as a member of the Board and Chair of the Audit Committee of GSV Capital Corp. (Nasdaq traded, internally managed business-development company) and also as an advisor to Brightwood Capital Advisors, an investment fund. From October 2006 until December 2009, Mr. Mazur served as the Chief Executive Officer of Brevan Howard U.S. Asset Management, the U.S. arm of London-based Brevan Howard. Mr. Mazur founded Ambassador Capital Group, a privately held investment and advisory entity providing capital, business development and strategic planning advice to companies in the healthcare, financial services and real estate fields. Between 1984 and 1999, Mr. Mazur held management positions at Goldman Sachs and Swiss Bank Corporation. He has served on a number of private company boards in the wellness, population health and medical device fields. Mr. Mazur received his B.A. in political science from Columbia University and a J.D. from Villanova University School of Law.

Key Attributes, Experience and Skills: Our Board concluded that Mr. Mazur should serve as a member of our Board because of his senior executive level experience in finance, healthcare consulting and business strategy, as well as his board experience.

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Kelvin Moore Director since 2009
Mr. Moore has served as a member of our Board since September 2009. He has over 30 years of experience in a wide range of roles within the banking industry. From March 2009 to late 2010, Mr. Moore served as the consultant sales director for the UK-based Seaborne Group, developing its business in building constructions from converting shipping sea containers. From July 2008 to September 2010, Mr. Moore was a director of Acorn Cultural Developments Limited which developed a social networking site. Between June 2004 and May 2008, Mr. Moore was a senior advisor with Exit Strategy Planning, dealing with the sale of businesses. Currently, he runs his own consulting business providing expertise and mentoring to owners of small and medium-sized enterprises. Mr. Moore holds a London University Degree in Geography and Pure Mathematics.

Key Attributes, Experience and Skills: Our Board concluded that Mr. Moore should serve as a member of our Board because of his extensive experience as both a consultant and operating executive, his experience in the banking industry, as well as his familiarity with corporate governance, strategic business development and delivery and human resources.

Marcus E. Smith Director since 2012
Mr. Smith has served as a member of our Board since October 2012. Mr. Smith joined Third Security, LLC upon its inception and has since been principally responsible for legal matters and transaction execution. From August 1996 to April 2004, Mr. Smith served as Senior Vice President, General Counsel, Secretary and member of the board of directors of New River Pharmaceuticals Inc. Mr. Smith received his B.B.A. and his J.D. from the University of Georgia.

Key Attributes, Experience and Skills: Our Board concluded that Mr. Smith should serve as a member of our Board because of his extensive experience in the life sciences and health care fields and his active role as the Senior Vice President and General Counsel at Third Security.

Christine St.Clare Director since 2013
Ms. St.Clare has served as a member of our Board since February 2013. Ms. St.Clare completed a 35-year career with KPMG LLP, where she served a four-year term on the firm’s board of directors and chaired the board’s audit and finance committee. As an Audit Partner, she served as the engagement partner for some of KPMG’s largest publicly-traded clients. She then assumed the position of Advisory Partner for the firm’s Advisory Practice focusing on the internal audit, risk and compliance practice. Since retiring from KPMG, she has served on the board of directors of Polymer Group, Inc. and as the chair of its audit committee for approximately three years, until Polymer Group was sold in October 2015. She currently serves on the board of directors of AquaBounty Technologies, Inc. and Tilray, Inc. both Nasdaq-listed companies, and as the Chair of their respective Audit Committees. She also sits on the Nominating/Governance Committee for Tilray, Inc. She recently served on advisory boards of Houlihan Lokey, a midsize global, advisory-focused investment bank, Women Corporate Directors, and Emory University’s Goizueta Business School. Ms. St.Clare earned a B.S. in Accounting from California State University at Long Beach.

Key Attributes, Experience and Skills: Our Board concluded that Ms. St.Clare should serve as a member of our Board because of her deep and broad level of expertise in financial accounting and reporting matters as a former Audit Partner at KPMG, and her board experience.

No director is related to any of our other directors or executive officers and there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director, except for Mr. Kirk and Mr. Smith who were originally appointed to our Board as a condition to the closing of a financing transaction we completed in October 2012. Mr. Kirk and Mr. Smith were subsequently re-elected by our stockholders at our 2014 Annual Meeting of Stockholders and our 2017 Annual Meeting of Stockholders.

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Executive Officers

Biographical information regarding our executive officers as of April 24, 2019 is set forth below. Our executive officers are appointed by, and serve at the pleasure of, our Board of Directors.

John M. Maslowski President and Chief Executive Officer	Please refer to “Directors” section above for Mr. Maslowski’s biographical information.

Sean D. Buckley Vice President, Business Administration and Corporate Secretary
Mr. Buckley has served as our Vice President of Business Administration and Corporate Secretary since January 2017. Prior to that, Mr. Buckley served as the Company’s Vice President of Information Technology, a position in which he also held multiple commercial and business responsibilities, from August 2013 to January 2017. Mr. Buckley also served as the Company’s Director of Information Technology from February 2013 to August 2013 and as Senior Manager of Information Technology from September 2009 to February 2013. Mr. Buckley has also co-founded multiple early-stage businesses not related to the Biotechnology industry. Mr. Buckley earned an MBA from the Robert H. Smith School of Business, University of Maryland and a BSc in Internet Computing from Hull University.

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STOCK OWNERSHIP
Stock Ownership of Directors, Officers and Principal Stockholders

The following table sets forth information known to us concerning the beneficial ownership of our common stock as of April 15, 2019 (unless otherwise indicated by footnote below) for:

•	each of our directors and director nominees, including our Chief Executive Officer;

•	each of our other named executive officers identified in the “Executive Compensation” section of this Proxy Statement;

•	all of our current directors and executive officers as a group; and,

•	each stockholder known by us to own beneficially more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC as indicated in the footnotes to the table below.

Name of Beneficial Owner	Common Stock Beneficially Owned (1)		Percent of Class (2)
Named Executive Officers and Directors (10):
John M. Maslowski	35,617	(3)	*
Sean D. Buckley	6,490	(4)	*
Julian Kirk	11,134	(4)	*
Marc Mazur	12,802	(5)	*
Kelvin Moore	12,506	(6)	*
Marcus E. Smith	11,134	(4)	*
Christine St.Clare	11,801	(7)	*
Douglas J. Swirsky	11,134	(4)	*
All Current Executive Officers and Directors as a Group (8 persons)	112,618	(8)	1.1%

Greater Than 5% Stockholders:
Randal J. Kirk (9)	2,198,939		21.3%

*    Represents less than 1% of the outstanding shares of our common stock.

(1)
Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (Exchange Act). A person or group is deemed to be the beneficial owner of any shares of our common stock over which such person or group has sole or shared voting or investment power, plus any shares which such person or group has the right to acquire beneficial ownership of within 60 days of April 15, 2019, whether through the exercise of options, warrants or otherwise. Unless otherwise indicated in the footnotes, each person or entity identified in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

(2)
The beneficial ownership percentage is calculated for each person or group separately because shares of our common stock subject to options, warrants or other rights to acquire our common stock that are currently exercisable or exercisable within 60 days of April 15, 2019 are considered outstanding and beneficially owned by the person or group holding such options, warrants or other rights but not for the purpose of calculating the percentage ownership of any other person or group. As a result, the beneficial ownership percentage for each person or group is calculated by dividing (x) the number of shares reported in the table as beneficially owned by such person or group, by (y) 9,758,332 shares (which represents the number of shares of our common stock that were outstanding as of April 15, 2019) plus

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the number of shares that such person or group has the right to acquire beneficial ownership of within 60 days of April 15, 2019 as indicated in the footnotes below.

(3)	Consists of (i) 3,164 shares of our common stock and (ii) options to purchase an aggregate of 32,453 shares of our common stock exercisable within 60 days of April 15, 2019.

(4)	The share amounts set forth in the table consist solely of shares underlying one or more outstanding options to purchase our common stock exercisable within 60 days of April 15, 2019.

(5)	Consists of (i) 600 shares of our common stock and (ii) options to purchase an aggregate of 12,202 shares of our common stock exercisable within 60 days of April 15, 2019.

(6)	Consists of (i) 304 shares of our common stock and (ii) options to purchase 12,202 shares of our common stock exercisable within 60 days of April 15, 2019.

(7)	Consists of (i) 667 shares of our common stock and (ii) options to purchase 11,134 shares of our common stock exercisable within 60 days of April 15, 2019.

(8)	Consists of (i) 4,735 shares of our common stock and (ii) options to purchase an aggregate of 107,883 shares of our common stock exercisable within 60 days of April 15, 2019.

(9)
Based on the Schedule 13D/A filed on December 11, 2017 (Schedule 13D/A) by Randal J. Kirk, Third Security, LLC (Third Security), NRM VII Holdings I, LLC (NRM VII Holdings), Kapital Joe, LLC (Kapital Joe), Mascara Kaboom, LLC (Mascara Kaboom) and Intrexon Corporation (Intrexon). According to the Schedule 13D/A, Randal J. Kirk has sole voting and investment power with respect to 1,772,220 shares and shared voting and investment power with respect to 426,719 shares of common stock held, in each case, by NRM VII Holdings, Kapital Joe, Mascara Kaboom and Intrexon.

According to Schedule 13D/ As jointly filed by Mr. Kirk and his affiliated entities, the convertible promissory notes, the shares of Series A Convertible Preferred Stock, the 2016 private placement warrants and the March 2017 warrants contain certain conversion and exercise restrictions. If NRM VII Holdings, Intrexon, Kapital Joe and Mascara Kaboom exercised our common stock purchase warrants and converted (x) the principal and accrued interest of our convertible promissory notes and (y) the Series A Convertible Preferred Stock held by each such entity, NRM VII Holdings, Intrexon, Kapital Joe and Mascara Kaboom would receive, in the aggregate, (i) 710,011 shares of our common stock pursuant to exercise of the warrants, (ii) 396,771 of common stock underlying $6,762,500 outstanding principal amount of convertible promissory notes, (iii) 42,649 shares of common stock underlying an estimated $726,899 of accrued interest on the convertible promissory notes and (iv) 280,488 shares of common stock underlying our Series A Convertible Preferred Stock (inclusive of dividends through March 31, 2019 payable by way of inclusion in the stated value of the Series A Convertible Preferred Stock, resulting in the beneficial ownership of approximately 31% of our common stock. NRM VII Holdings is managed by an affiliate that is managed by Third Security which is owned by Mr. Kirk. Kapital Joe and Mascara Kaboom are managed by Third Security. Mr. Kirk could be deemed to have indirect beneficial ownership of the shares of common stock directly beneficially owned by NRM VII Holdings, Intrexon, Kapital Joe and Mascara Kaboom. The address for Randal J. Kirk is c/o Third Security, 1881 Grove Avenue, Radford, Virginia 24141.

(10)	The address for each of our directors and named executive officers is c/o Fibrocell, 405 Eagleview Blvd, Exton, Pennsylvania 19341.
Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership of our common stock with the SEC. Our executive officers, directors and greater-than-ten-percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based on a review of such Section 16(a) forms and written representations of our executive officers and directors, we believe that all such forms required to be filed were timely filed by our executive officers, directors, and security holders required to file the forms during 2018.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Director Independence

Our Board has determined that each of our current directors, with the exception of Messrs. Maslowski, Kirk and Smith, is an “independent” director within the meaning of applicable rules and regulations of Nasdaq and the SEC. In making its independence determinations, our Board considers the relationship that each of our directors has with our Company and all other facts and circumstances that the Board deems relevant including, with respect to Ms. St.Clare, her service on the board of directors of AquaBounty Technologies, a majority-owned subsidiary of our collaboration partner, Intrexon Corporation, and concluded that Messrs. Mazur, Moore, Swirsky and Ms. St.Clare do not have any relationships that would interfere with his/her exercise of independent judgment in carrying out the responsibilities of a director. Our Board has also determined that each member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meets the independence requirements applicable to those committees as prescribed by applicable rules and regulations of Nasdaq and the SEC.

Board Leadership Structure and Role in Risk Oversight

Our Board’s Leadership Structure
The Board does not have a formal policy on whether the roles of Chairman of the Board and Chief Executive Officer should be separate. It is the Board’s view that rather than having a rigid policy, the Board, upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the two offices should be separate. Douglas Swirsky, an independent director, currently serves as Chairman of the Board. Our Chief Executive Officer, among other duties, is responsible for setting our strategic direction and the day-to-day leadership and performance of the Company, while the Chairman of the Board, among other responsibilities, presides at all stockholder meetings and all meetings of the full Board and provides advice to, and independent oversight of, management.

Our Board believes that a bifurcated leadership structure offers the following benefits:

•	increasing the independent oversight of our company and enhancing the Board’s objective evaluation of our Chief Executive Officer;

•	freeing the Chief Executive Officer to focus on company operations instead of Board administration;

•	providing the Chief Executive Officer with an experienced sounding board;

•	providing greater opportunities for communication between stockholders and the Board;

•	enhancing the independent and objective assessment of risk by the Board; and

•	providing an independent spokesperson for our Company.

Our Board’s Role in Risk Oversight
Our management is responsible for managing risks in our business, including developing processes to manage and monitor risks. Our Board views its role as one of oversight. Our Board focuses on understanding management’s risk management systems, the effectiveness of those systems, and the way in which management proactively manages risks. In addition, our Board utilizes the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, to oversee risks that arise under each committee’s area of focus.

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Board Meetings

Members of our Board discussed various business matters informally on numerous occasions throughout 2018 and held eleven meetings. Each director attended at least 75% of the total number of meetings of the Board and committee meetings of which such director was a member during 2018.

We do not have a formal policy regarding Board attendance at stockholder meetings. Each of our directors attended our 2018 Annual Meeting of Stockholders.

Board Committees

Our Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these committees operates under a written charter that has been approved by our Board. These charters are available on the “Investors — Corporate Governance” section of our website at www.fibrocell.com. Each committee annually reviews and assesses its charter. From time to time, our Board may also appoint ad hoc committees for specific matters.

Below is a summary of our committee structure and membership information.

Current Committee Membership
Board Member	Independent Director	Audit	Compensation	Nominating & Corporate Governance

Douglas J. Swirsky*	«	«	«	«
Chairman of the Board				Chair

Julian P. Kirk

John Maslowski

Marc B. Mazur*	«	«	«	«

Kelvin D. Moore	«		«
Chair

Marcus E. Smith

Christine St.Clare*	«	«		«
Chair

* Director nominee for re-election to the Board at the Annual Meeting.

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Audit Committee

The members of our Audit Committee are Christine St.Clare (Chairperson), Marc Mazur and Douglas J. Swirsky. Each member of our Audit Committee is independent as defined by applicable rules and regulations of Nasdaq and the SEC. In addition, each member of our Audit Committee satisfies the additional requirements of Nasdaq and the SEC for audit committee membership, including additional independence and financial literacy requirements. Our Board has determined that at least two members of our Audit Committee, Ms. St.Clare and Mr. Swirsky, are “audit committee financial experts” as defined under applicable rules and regulations of the SEC. Our Audit Committee met five times during 2018. The primary purpose of our Audit Committee is to oversee the quality and integrity of our accounting and financial reporting processes and the audit of our financial statements. Our Audit Committee is responsible for selecting, compensating, overseeing and terminating our independent registered public accounting firm.

Compensation Committee

The members of our Compensation Committee are Kelvin Moore (Chairperson), Marc Mazur and Douglas J. Swirsky. Each member of our Compensation Committee is independent as defined by applicable rules and regulations of Nasdaq and the SEC. Our Compensation Committee met three times during 2018. Our Compensation Committee is responsible for, among other things, reviewing and making recommendations to our Board with respect to the annual compensation for our Chief Executive Officer. The Compensation Committee also reviews and approves the annual compensation and benefits for our other executive officers, reviews and makes recommendations on all new executive compensation programs that are proposed for adoption, reviews compensation of our Board and administers our equity incentive plans.

Executive and Director Compensation Processes

Our executive compensation program is administered by our Compensation Committee, subject to the oversight and approval of our Board. We compensate our executives through a combination of base salary, annual performance bonuses and long-term incentives in the form of equity grants that are designed to be competitive with comparable companies within the biotechnology industry. Our executive compensation program is structured to align management’s incentives with the long-term interests of our stockholders, and to maximize stockholder value.

In order to determine compensation for our named executive officers, our Compensation Committee reviews competitive information on executive compensation practices from our peer companies as well as an assessment of overall corporate performance and individual performance. In addition, our Chief Executive Officer provides a performance review and compensation recommendation for each named executive officer, other than himself. Our Chief Executive Officer does not submit an assessment of his own performance, does not present a recommendation on his own compensation, and does not participate in the portion of the meeting where his compensation is determined. Our Compensation Committee recommends the Chief Executive Officer’s compensation to the Board for approval. With respect to our other named executive officers, our Compensation Committee determines and approves the compensation for such executive officers, taking into account the results of the most recent stockholder advisory vote on executive compensation as required by Section 14A of the Exchange Act.

Our director compensation program is administered by our Compensation Committee, subject to the oversight and approval of our full Board. Our Compensation Committee conducts periodic reviews of director compensation and makes recommendations to the Board with respect thereto.  As part of its review of director compensation, in 2018 the Compensation Committee retained Radford, an Aon Hewitt company (Radford), as a compensation consultant. Radford reported directly to the Compensation Committee and evaluated director compensation across a peer group and subsequently provided recommendations to the Compensation Committee for both cash and equity compensation for the Company’s non-employee directors. Radford benchmarked director compensation annually over the past two years. The peer groups are comprised of companies generally comparable to Fibrocell in terms of stage of development, headcount and market cap. The peer group used for the 2017 review consisted of the following companies: ArQule, Athersys, CASI Pharmaceuticals, Catabasis Pharmaceuticals, Inc., Dicerna Pharmaceuticals, Endocyte, Fate Therapeutics, GlycoMimetics, GTx, Heat Biologics, Mirna Therapeutics, Neuralstem, Oragenics, Rexahn Pharmaceuticals and Verastem. For the 2018 review, CASI Pharmaceuticals, Diacerna Pharmaceuticals, Endocyte, Fate Therapeutics, GlycoMimetics, Mirna Therapeutics and Verastem were removed from the peer group. Aevi Genomic Medicine, Akari Therapeutics, Applied Genetic Technologies, aTyr Pharma, Caladrius Biosciences, Capricor Therapeutics, Merrimack Pharmaceuticals and Regulus Therapeutics were added to the peer group used for the 2018 review.

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Radford provides no services to us other than its advice to the Compensation Committee on executive and director compensation matters.  The Compensation Committee determined that the work of Radford does not present any conflicts of interest and the Compensation Committee is satisfied with the independence of Radford.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Douglas J. Swirsky (Chairperson), Christine St.Clare and Marc Mazur. Each member of our Nominating and Corporate Governance Committee is independent as defined by applicable rules and regulations of Nasdaq and the SEC. Our Nominating and Corporate Governance Committee met two times during 2018. The primary functions and responsibilities of our Nominating and Corporate Governance Committee are to: determine the qualifications, qualities, skills, and other expertise required to be a director; identify and screen individuals qualified to become members of our Board; make recommendations to our Board regarding the selection and approval of the nominees for director; and review and assess the adequacy of our corporate governance policies and procedures.

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Nomination of Director Candidates

We receive suggestions for potential director nominees from many sources, including members of our Board, advisors and stockholders. Any suggested director candidate, together with appropriate biographical information, should be submitted to the Chairperson of our Nominating and Corporate Governance Committee in the manner discussed below. Any candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of our Board. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. Our Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to our Board, to the Company and our stockholders. Candidates whose evaluations are favorable are recommended by our Nominating and Corporate Governance Committee to the full Board for consideration. The full Board selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at our annual meeting of stockholders.

A stockholder wishing to nominate a person for election to our Board at any annual meeting at which the Board has determined that one or more directors will be elected must submit a written notice of his or her nomination of a candidate to the Chairperson of our Nominating and Corporate Governance Committee (c/o the Corporate Secretary at Fibrocell Science, Inc., 405 Eagleview Blvd., Exton, Pennsylvania 19341), providing the nominee’s name, biographical data and other relevant information required by our bylaws, together with a consent from the nominee. Pursuant to our bylaws, the submission must be received at our principal executive offices at least 120 days prior to the anniversary date of the mailing date of our previous year’s proxy statement so as to permit the Board time to evaluate the qualifications of the nominee.
Stockholder Communications with Directors

Persons wishing to write to our Board, or to a specified director or committee of our Board, should send correspondence to our Corporate Secretary at Fibrocell Science, Inc., 405 Eagleview Blvd., Exton, Pennsylvania 19341. Electronic submissions of stockholder correspondence will not be accepted.

Our Corporate Secretary will forward to our Board all communications that, in his judgment, are appropriate for consideration by our Board. Examples of communications that would not be appropriate for consideration by our Board include commercial solicitations and matters not relevant to the stockholders, to the functioning of our Board or to our affairs. Any correspondence received that is addressed generically to our Board will be forwarded to the Chairman of the Board.

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Compensation Committee Interlocks and Insider Participation

During 2018 and as of the date of this Proxy Statement, none of the members of our Compensation Committee was or is an officer or employee of ours, and none of our executive officers served or serves on the compensation committee (or other board committee performing a similar function) or board of directors of any company that employed or employs any member of our Compensation Committee or Board.
Code of Ethics

We have adopted a written code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller and any persons performing similar functions. The code of ethics is on the “Investors —Corporate Governance” section of our website at www.fibrocell.com. We intend to disclose any future amendments to, or waivers from, the code of ethics within four business days of the waiver or amendment through a website posting or by filing a Current Report on Form 8-K with the SEC.

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Audit Committee Report

Audit Committee Report

The Audit Committee of the Board of Directors of Fibrocell is comprised entirely of independent directors who meet the independence and experience requirements of the rules and regulations of Nasdaq and the SEC. The Audit Committee operates pursuant to a written charter that is available on the "Investors - Corporate Governance" section of Fibrocell's website at www.fibrocell.com.

The Audit Committee assists the Board in overseeing and monitoring the integrity of Fibrocell's accounting and financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The Audit Committee reviews and reassesses its charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing Fibrocell's accounting and financial reporting process on behalf of the Board of Directors, and for the appointment, compensation, retention, termination and oversight of the work of Fibrocell's independent registered public accounting firm. In fulfilling its responsibilities with respect to Fibrocell's audited consolidated financial statements for the year ended December 31, 2018, the Audit Committee took the following actions:

•	reviewed and discussed such audited consolidated financial statements with management and PricewaterhouseCoopers LLP;

•	discussed with PricewaterhouseCoopers LLP the matters required by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) concerning the conduct of the audit;

•
received written disclosures and a letter from PricewaterhouseCoopers LLP regarding its communications with the Audit Committee concerning independence as required by applicable requirements of the PCAOB, and discussed with PricewaterhouseCoopers LLP their independence;

•	considered taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate;

•	reviewed and discussed with management the process by which the disclosure committee executes its responsibilities quarterly and at year end; and

•	reviewed and discussed with management the process for analyzing and assessing internal controls over financial reporting, including the risk of financial statement fraud.

Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the Board of Directors that the audited consolidated financial statements be included in Fibrocell's Annual Report on Form 10-K for the year ended December 31, 2018.

Members of the Audit Committee
Christine St.Clare (Chairperson)
Marc Mazur
Douglas J. Swirsky

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RELATED PARTY TRANSACTIONS
Related Party Transactions Policy

We have a written related party transactions policy for the review, approval and ratification of “related person transactions” which we define under our policy as any transaction, arrangement or relationship, or series of transactions, arrangements or relationships, in which (i) we are a participant, (ii) the amount involved exceeds $120,000, and (iii) one of our executive officers, directors, director nominees or beneficial owners of more than 5% of our common stock, or their immediate family members (each of whom we refer to as a “related person”) has a direct or indirect material interest.

Under our policy, related party transactions must be approved or ratified by our Audit Committee, or the Chair of the Audit Committee pursuant to delegated authority. To identify related party transactions, we rely on information supplied by our executive officers, directors and certain significant stockholders. Such individuals must present information regarding any proposed related party transaction to our Chief Executive Officer. The presentation must include a description of, among other things, the material terms of the proposed transaction, the direct and indirect interests of the related parties, the benefits of the transaction to us and whether any alternative transactions are available. Unless our Chief Executive Officer determines that the transaction is not a related party transaction under our policy, he submits the transaction to the Chair of our Audit Committee for consideration by the Audit Committee at its next meeting or, if advance consideration is necessary, the Chair may take action on the transaction, and submit the transaction to the Audit Committee at its next meeting for ratification. In determining whether to approve a proposed transaction, our Audit Committee, or Audit Committee Chair pursuant to delegated authority, will consider all relevant facts and circumstances including:

•	the materiality and character of the related party’s direct or indirect interest;

•	the commercial reasonableness of the terms;

•	the benefit or perceived benefit, or lack thereof, to us;

•	the opportunity cost of alternate transactions; and

•	the actual or apparent conflict of interest of the related party.

The Audit Committee, or the Audit Committee Chair pursuant to delegated authority, will approve a related party transaction only if it determines in good faith that the transaction is in, or is not inconsistent with, our best interests, and is not in violation of any of our other policies or procedures.

Periodically, but no less than annually, our management provides our Audit Committee with information concerning all ongoing related party transactions previously approved or ratified that remain ongoing. The Audit Committee reviews the status of each ongoing related party transaction based on all relevant facts and circumstances under the criteria specified above for approving a related party transaction. The Audit Committee will then determine whether to continue the respective transaction or whether to direct that such transaction be terminated or continued with modification (taking into consideration our contractual obligations).
Related Party Transactions

We are a party to two separate exclusive channel collaboration agreements with Intrexon Corporation (NYSE: XON), pursuant to which we are Intrexon’s exclusive channel collaborator in the development and commercialization of products within certain specified fields. We engage Intrexon for support services for the research and development of product candidates covered under these agreements and reimburse Intrexon for its cost for time and materials for such work.

Our first exclusive channel collaboration agreement with Intrexon (2012 ECC) was entered into in October 2012, and was subsequently amended in June 2013 and January 2014. FCX-007 and FCX-013, our gene-therapy product candidates for the treatment of recessive dystrophic epidermolysis bullosa and linear scleroderma, respectively, are being developed under the

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2012 ECC. For the years ended December 31, 2018 and 2017, the Company incurred expenses of approximately $0.5 million and $5.2 million, respectively, for goods and services received from Intrexon, under the 2012 ECC.

In December 2015, we entered into our second exclusive channel collaboration agreement with Intrexon (2015 ECC). We are currently in the research phase for a gene-therapy product for arthritis and related conditions under the 2015 ECC. We did not incur any research and development expenses under the 2015 ECC during 2017 or 2018.

Randal J. Kirk is the chairman of the board of directors and chief executive officer of Intrexon. Together with his affiliates, Mr. Kirk owns more than 50% of Intrexon’s common stock and approximately 17% of our common stock. Two of our directors, Julian Kirk (who is the son of Randal J. Kirk) and Marcus E. Smith, are officers of Third Security, which is owned by Randal J. Kirk.

Participation in Series A Preferred Stock Offering

On March 7, 2017, we entered into a Securities Purchase Agreement with certain of our existing investors pursuant to which we issued and sold a total of 8,000 units (each a Unit, collectively the Units) for a purchase price of $1,000 per Unit, with each Unit consisting of (i) one share of our Series A Convertible Preferred Stock (Series A Preferred Stock) convertible into 429 shares of our common stock and (ii) an accompanying warrant to purchase up to a number of shares of common stock equal to 100% of the conversion shares issuable on March 7, 2017 pursuant to the shares of Series A Preferred Stock purchased by each investor (collectively, the Series A Preferred Stock Offering).  Affiliates of Randal J. Kirk (including Intrexon) participated in the Series A Preferred Stock Offering, and were issued an aggregate of 3,016 shares of Series A Convertible Preferred Stock and accompanying warrants to purchase 1,295,875 shares of common stock for aggregate gross proceeds of $3,016,000.

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EXECUTIVE COMPENSATION
Our named executive officers for 2018 are John Maslowski, our President and Chief Executive Officer, and Sean D. Buckley, our Vice President, Business Administration and Corporate Secretary.
Summary Compensation Table

The following table presents information regarding the compensation of our named executive officers for 2018 and 2017.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($)		Total ($)
John Maslowski	2018	350,000	52,500	51,757	140,000	14,000	(4)	608,257
President and Chief Executive Officer	2017	350,000	—	—	157,501	14,000	(4)	521,501

Sean D. Buckley	2018	205,000	8,610	12,939	35,260	33,070	(5)	294,879
Vice President, Business Administration and Corporate Secretary

(1)
Amounts in this column represent additional performance bonuses granted by the Compensation Committee pursuant to its discretionary authority above the amounts earned based on the achievement of pre-established performance objectives.

(2)
Represents the full grant date fair value of the option grants, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718). These amounts do not necessarily correspond to the actual value that may be realized by the named executive officers. The assumptions made in valuing the option awards reported in this column are discussed in our audited financial statements (Note 3, Summary of Significant Accounting Policies - Stock-Based Compensation, and Note 11, Stock-Based Compensation) included in our 2018 Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC.

(3)	Amounts in this column represent annual performance bonuses earned for the year shown based on the achievement of pre-established performance objectives.

(4)	Amounts represent employer matching contributions made on behalf of the named executive officer to our 401(k) plan.

(5)
Amounts represent $9,546 in employer matching contributions made on behalf of the named executive to our 401(k) plan and $23,524 in loan forgiveness on an educational loan made to the named executive officer by the Company.

Narrative Disclosure to Summary Compensation Table

2018 Equity Incentive Compensation

On January 25, 2018, we granted options to purchase shares of our common stock to each of our named executive officers under our 2009 Equity Incentive Plan, as amended (2009 Plan), as follows: (i) 20,000 options to Mr. Maslowski and (ii) 5,000 options to Mr. Buckley. The exercise price of each such option was $3.45 per share. Each of the foregoing options is scheduled to vest and become exercisable as to 25% of the option on the first anniversary of the date of grant and as to 75% of the option in 12 equal quarterly installments thereafter, subject to the executive’s continued employment on each vesting date.

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Employment Agreements with Named Executive Officers

John Maslowski

On September 14, 2015, we entered into an employment agreement with John Maslowski in connection with his promotion from Vice President, Scientific Affairs to Senior Vice President, Scientific Affairs. In a letter dated December 18, 2016, Mr. Maslowski’s employment agreement was amended effective December 16, 2016 in connection with his appointment to serve as our President and Chief Executive Officer. The amendment provided that Mr. Maslowski will receive an annual base salary of $350,000 and an annual target performance bonus equal to 50% of his base salary starting in fiscal year 2016. The amendment also provided that Mr. Maslowski will be eligible to participate in and be covered on the same basis as other members of our senior management under all employee benefits plans and programs maintained by us and he will be eligible to receive four weeks of vacation annually.

Sean D. Buckley

Mr. Buckley’s employment is at will and may be terminated at any time by us or Mr. Buckley. Mr. Buckley’s base salary in 2018 was $205,000. Mr. Buckley is eligible to participate in any benefit plans that may be offered from time to time by us to our employees generally and in our 401(k) plan, in each case, subject to his satisfaction of the applicable eligibility provisions.

For a description of the severance entitlements of Mr. Maslowski pursuant to his employment agreement, see the section below entitled “Executive Compensation - Additional Narrative Disclosure - Potential Payments Upon Termination or Change in Control.”

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2018 Outstanding Equity Awards At Fiscal Year-End

The following table presents information regarding the outstanding stock options held by our named executive officers at December 31, 2018.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
John Maslowski	—	20,000	(1)	3.45	1/25/2028
	8,334	8,333	(2)	9.94	12/16/2026
	4,584	2,083	(3)	34.05	3/1/2026
	5,001	1,667	(4)	52.95	1/20/2025
	1,334	—		44.10	5/13/2024
	1,334	—		74.25	1/17/2024
	1,167	—		82.35	7/19/2023
	908	—		232.50	1/14/2021

Sean D. Buckley	—	5,000	(5)	3.45	1/25/2028
	1,750	2,250	(6)	11.25	3/16/2027
	1,254	975	(7)	11.25	9/27/2026
	750	250	(8)	63.60	4/1/2025
	334	—		82.34	7/19/2023
	200	—		232.50	1/14/2021

(1)
Represents unvested portion of stock option award that vested 25% on the first anniversary date following the January 25, 2018 grant date, with the remainder vesting in 12 equal quarterly installments thereafter (beginning on April 25, 2019), provided Mr. Maslowski is still employed with us on each vesting date.

(2)
Represents unvested portion of stock option award that vested 25% on the first anniversary date following the December 16, 2016 grant date, with the remainder vesting in 12 equal quarterly installments thereafter (beginning on March 16, 2017), provided Mr. Maslowski is still employed with us on each vesting date.

(3)
Represents unvested portion of stock option award that vested 25% on March 1, 2017 (first anniversary date following the March 1, 2016 grant date), with the remainder vesting in twelve equal quarterly installments thereafter, provided Mr. Maslowski is still employed with us on each vesting date.

(4)
Represents unvested portion of stock option award that vested 25% on each of January 20, 2016, January 20, 2017 and January 20, 2018 (anniversary dates following the January 20, 2015 grant date). The final unvested portion of such award vested on January 20, 2019.

(5)
Represents unvested portion of stock option award that vested 25% on the first anniversary date following the January 25, 2018 grant date, with the remainder vesting in 12 equal quarterly installments thereafter (beginning on April 25, 2019), provided Mr. Buckley is still employed with us on each vesting date.

(6)
Represents unvested portion of stock option award that vested 25% on the first anniversary date following the March 16, 2017 grant date, with the remainder vesting in 12 equal quarterly installments thereafter (beginning on June 16, 2018), provided Mr. Buckley is still employed with us on each vesting date.

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(7)
Represents unvested portion of stock option award that vested 25% on the first anniversary date following the September 27, 2016 grant date, with the remainder vesting in 12 equal quarterly installments thereafter (beginning on December 27, 2017), provided Mr. Buckley is still employed with us on each vesting date.

(8)
Represents unvested portion of stock option award that vested 25% on each of April 1, 2016, April 1, 2017 and April 1, 2018 (anniversary dates following the April 1, 2015 grant date). The final unvested portion of such award vested on April 1, 2019.

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Additional Narrative Disclosures

Potential Payments Upon Termination or Change in Control

John Maslowski

Pursuant to his employment agreement, which is described above in the section entitled “Executive Compensation - Narrative Disclosure to Summary Compensation Table - Employment Agreements with Named Executive Officers,” if Mr. Maslowski’s employment is terminated by us without cause or by Mr. Maslowski due to good reason, he will receive a lump sum severance payment equal to nine months of his then current base salary and nine months of monthly COBRA premiums; provided that if such termination of employment occurs within 60 days before or 18 months after a “change of control” (as defined in the employment agreement), then the severance payment will be a lump sum equal to (i) the last annual bonus paid to Mr. Maslowski, plus (ii) 18 months of his then current base salary, plus (iii) 18 months of monthly COBRA premiums. All severance payments will be made 60 days following such termination, provided that Mr. Maslowski has executed and delivered to us a general release that becomes effective within 60 days following his termination of employment. If Mr. Maslowski’s employment with us terminates for any reason, he will receive any base salary earned but unpaid through the termination date in accordance with our normal payroll practices and any benefits accrued and due under applicable benefit plans and programs of ours and our affiliates. Mr. Maslowski’s employment agreement contains typical restrictive covenant provisions, including non-competition and non-solicitation restrictions, which apply during the term of his employment and for a period of one year thereafter.

For purposes of Mr. Maslowski’s employment agreement, “cause” for termination means that Mr. Maslowski: (A) is convicted of or pleads nolo contendere to a felony or misdemeanor involving moral turpitude; (B) engages in the commission of fraud, misappropriation or embezzlement against any person; (C) engages in theft or misappropriation of any property or money of ours or any of our affiliates; (D) materially breaches the terms of the employment agreement; or (E) engages in willful or gross neglect of his duties, willful or gross misconduct in the performance of his duties or the willful violation of any of our material policies. For purposes of the employment agreement, “good reason” means: (i) a material breach of the employment agreement by us, (ii) any change of Mr. Maslowski’s principal office location to a location that requires a one-way commute of more than 50 miles from 405 Eagleview Boulevard, Exton, PA, or (iii) the assignment to Mr. Maslowski of any duties materially inconsistent with the duties or responsibilities of the Chief Executive Officer or any other action by us that results in a material diminution in such position, authority, duties, or responsibilities, excluding an isolated, insubstantial, and inadvertent action not taken in bad faith.

401(k) Plan

We maintain a 401(k) retirement plan that is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Code. All of our employees are eligible to participate in our 401(k) plan and our named executive officers are eligible to participate on the same basis as our other employees, subject to applicable laws. Pursuant to our 401(k) plan, participants are eligible to make pretax elective deferrals and/or Roth (post-tax) elective deferrals by up to the statutorily prescribed limit, and have such deferrals contributed to the 401(k) plan. Effective January 1, 2016, we elected to make safe harbor matching contributions in an amount equal to 100% on the first 3% of eligible compensation deferred and 50% on the next 2% of eligible compensation deferred, subject to maximum compensation limits under the Code, which immediately vests in full. For purposes of applying the safe harbor contribution, compensation is based on a bi-weekly payroll period.

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DIRECTOR COMPENSATION

Non-Employee Director Compensation

We compensate our non-employee directors with a combination of cash, which is designed to compensate directors for their service, and equity, which is designed to align their interests with the long-term interests of our stockholders. Directors who are also our employees receive no additional compensation (beyond their regular employee compensation) for their service as a director. Under our director compensation policy, each non-employee director receives an annual retainer fee of $45,000 for service on the Board, our Chairman of the Board receives an additional retainer of $60,000, and each non-employee director receives the following additional annual retainer fees for Board committee service:

	Chair	Other Member
Audit Committee	$14,000	$7,000
Compensation Committee	$10,000	$5,000
Nominating and Corporate Governance Committee	$7,000	$3,000

Additionally, in connection with each annual meeting of stockholders, each non-employee director remaining on the Board after the Annual Meeting receives an annual equity grant, which has historically been in the form of options to purchase shares of our common stock. The number of options is determined by our Board generally in the second quarter before the Annual Meeting with the advice and input of our Compensation Committee and its independent compensation consultant.

In connection with our 2018 annual meeting of stockholders, each non-employee director received options to purchase 6,000 shares of our common stock, 50% of which vest and become exercisable on the earlier of (x) June 19, 2019 and (y) the date of the Annual Meeting, and the remaining 50% vest and become exercisable on the earlier of (x) June 19, 2020 and (y) the date of the 2020 Annual Meeting of Stockholders, in each case, subject to the grantee’s continued service through the vesting date. The options have an exercise price per share of $2.36, which was the closing price per share of our common stock as reported on Nasdaq on June 19, 2018, the date of grant.

As set forth in its written charter, our Compensation Committee reviews our director compensation practices at least annually and recommends any changes for adoption by the full Board. As such, the director compensation policy described above is subject to change at the discretion of the Board.

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2018 Director Compensation

The following table sets forth the total compensation earned by our non-employee directors in 2018:

Name	Fees Earned or Paid in Cash ($)		Option Awards ($) (1)	Total ($)
Kelvin Moore	79,000	(2)	10,391	89,391
Marc Mazur	84,000	(2)	10,391	94,391
Marcus E. Smith	45,000		10,391	55,391
Julian Kirk	45,000		10,391	55,391
Christine St.Clare	62,000		10,391	72,391
Douglas Swirsky	148,000	(2)	10,391	158,391
_______________

(1)
Amounts in this column represent the full grant date fair value of the 6,000 option awards our Board approved and granted to each non-employee director on June 19, 2018, computed in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the directors. The assumptions made in valuing the option awards reported in this column are discussed in our audited financial statements (Note 3, Summary of Significant Accounting Policies under subsection “Stock-Based Compensation,” and in Note 10, Stock-Based Compensation) included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the SEC.

(2)	Includes an additional $24,000 paid to such director for service on an ad hoc committee of the Board of Directors.

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As of December 31, 2018, we had granted the following option awards to our non-executive directors who served as directors during 2018:

Name	Option Awards	Exercise Price
Julian Kirk	6,000	$2.36
	6,000	$16.55
	2,400	$14.25
	2,400	$81.60
	1,200	$62.10
	1,600	$82.35
	534	$75.00
Total	20,134

Marc Mazur	6,000	$2.36
	6,000	$16.55
	2,400	$14.25
	2,400	$81.60
	1,200	$62.10
	1,600	$82.35
	534	$52.50
	534	$232.50
	534	$390.00
Total	21,202

Kelvin Moore	6,000	$2.36
	6,000	$16.55
	2,400	$14.25
	2,400	$81.60
	1,200	$62.10
	1,600	$82.35
	534	$52.50
	534	$232.50
	534	$281.25
Total	21,202

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Name	Option Awards	Exercise Price
Marcus E. Smith	6,000	$2.36
	6,000	$16.55
	2,400	$14.25
	2,400	$81.60
	1,200	$62.10
	1,600	$82.35
	534	$75.00
Total	20,134

Christine St.Clare	6,000	$2.36
	6,000	$16.55
	2,400	$14.25
	2,400	$81.60
	1,200	$62.10
	1,600	$82.35
	534	$52.50
Total	20,134

Douglas Swirsky	6,000	$2.36
	6,000	$16.55
	2,400	$14.25
	2,400	$81.60
	1,200	$62.10
	1,600	$82.35
	534	$56.25
Total	20,134

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OUR EQUITY COMPENSATION PLANS
Equity Compensation Plan Information

The following table sets forth information regarding our equity compensation plans as of December 31, 2018:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	286,712	(1)	$46.01	215,670

Equity compensation plans not approved by security holders	—		$—	—

(1)	Represents shares of common stock issuable upon exercise of outstanding stock options under our 2009 Plan. Our 2009 Plan has been approved by our stockholders.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth all fees paid or accrued by us for professional services rendered by PwC during the years ended December 31, 2018 and 2017:

	2018	2017
Audit Fees (1)	$506,500	$658,500
Audit Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	900	954
TOTAL	$507,400	$659,454

(1)
Audit Fees represent the aggregate fees billed for professional services rendered by our independent registered public accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, such as the issuance of consents in connection with registration statement filings with the SEC and comfort letters in connection with securities offerings.

(2)
Audit-Related Fees represent the aggregate fees billed for assurance and related professional services rendered by our independent registered public accounting firm that are reasonably related to accounting consultations and other assurance related services.

(3)	Tax Fees represent the aggregate fees billed for professional services rendered by our independent registered public accounting firm for tax compliance, tax advice and tax planning services.

(4)
All Other Fees represent the aggregate fees billed for all other products and services rendered by our independent registered public accounting firm other than the services reported in the other categories.

Pre-Approval Policies and Procedures

Our Audit Committee has established a policy that requires it, or the Chair of our Audit Committee pursuant to delegated authority, to pre-approve all services provided by our independent registered public accounting firm and the fees for such services. Our Audit Committee considers, among other things, the possible effect of the performance of such services on the firm’s independence. The prior approval of our Audit Committee, or the Chair of our Audit Committee pursuant to delegated authority, was obtained for all services provided by PwC in 2018 and 2017 and the fees for such services.

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DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of this Proxy Statement and our 2018 Annual Report, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement and our 2018 Annual Report, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary by mail, c/o Fibrocell Science, Inc., 405 Eagleview Blvd., Exton, Pennsylvania 19341 or by phone at (484) 713-6000. If you participate in householding and wish to receive a separate copy of this Proxy Statement and our 2018 Annual Report, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above.

If your shares are held in street name through a broker, bank or other intermediary, please contact your broker, bank or intermediary directly if you have questions, require additional copies of this Proxy Statement or our 2018 Annual Report or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our common stock sharing an address.

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AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of our 2018 Annual Report, consisting of our Annual Report on Form 10-K for the year ended December 31, 2018, has been made available or mailed concurrently with this Proxy Statement, without charge, to stockholders entitled to notice of and to vote at the Annual Meeting, provided that we have not included the exhibits to the Form 10-K. We will provide copies of the exhibits to the Form 10-K upon request by eligible stockholders, provided that we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of such exhibits should be mailed to Fibrocell Science, Inc., 405 Eagleview Blvd., Exton, Pennsylvania 19341, Attention: Corporate Secretary.

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STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

If you wish to submit a proposal to be considered for inclusion in next year’s proxy materials or nominate a director, your proposal must be in proper form according to SEC Regulation 14A, Rule 14a-8 and received by our Corporate Secretary no later than January 4, 2020. Proposals received after that date will not be included in the proxy materials we send out in connection with our 2019 Annual Meeting of Stockholders. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. To be timely, stockholder notice of any such proposal must be received by us not later than January 4, 2020; provided, however, that in the event that the date of the 2020 Annual Meeting of Stockholders is changed by more than thirty (30) days from the anniversary date of the 2019 Annual Meeting of Stockholders, notice by the stockholder to be timely must be delivered not earlier than the close of business on the thirtieth day prior to the 2020 Annual Meeting of Stockholders; provided, that in the event that less than 40 days’ notice of the date of the meeting is given to stockholders, to be timely, a stockholders’ notice of business to be brought before the meeting shall be so received no later than the close of business of the tenth day following the day on which such notice of the date of the 2020 Annual Meeting of Stockholders was mailed. All stockholder proposals should be sent to the attention of our Corporate Secretary, c/o Fibrocell Science, Inc., 405 Eagleview Blvd., Exton, Pennsylvania 19341. The notice of the proposal also must comply with the content requirements for such notices set forth in our Fourth Amended and Restated Bylaws.

* * *

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Your vote is important. Even if you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible.

By Order of the Board of Directors of FIBROCELL SCIENCE, INC.
.

John M. Maslowski
President and Chief Executive Officer
April 29, 2019
Exton, Pennsylvania

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Annex A
FIBROCELL SCIENCE, INC.

2019 EQUITY INCENTIVE PLAN
Effective as of June 12, 2019

1.	Purpose and Objectives

The Fibrocell Science, Inc. 2019 Equity Incentive Plan (the “Plan”), is designed to align the interests of (i) designated employees of Fibrocell Science, Inc. (the “Company”) and its subsidiaries, (ii) non-employee members of the board of directors of the Company, and (iii) consultants and key advisors of the Company and its subsidiaries with the interests of the Company’s stockholders and to provide incentives for such persons to exert maximum efforts for the success of the Company. By extending the opportunity to receive grants of stock options, stock units, stock awards, stock appreciation rights and other stock-based awards, the Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s shareholders, and will align the economic interests of the participants with those of the shareholders. The Plan may furthermore be expected to benefit the Company and its stockholders by making it possible for the Company to attract and retain the best available talent.

2.	Definitions

Whenever used in this Plan, the following terms will have the respective meanings set forth below:

(a)	“Board” means the Company’s Board of Directors.

(b)    “Cause” means, except to the extent otherwise specified by the Committee, a finding by the Committee of a Participant’s incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, or unauthorized disclosure of customer lists, product lines, processes or trade secrets of the Employer, individually or as an employee, partner, associate, officer or director of any organization; provided, however, that any provision in an agreement between a Participant and the Company or a Subsidiary, which contains a conflicting definition of Cause and which is in effect at the time of such Termination, shall supersede this definition with respect to that Participant.

(c)     “Change of Control” shall be deemed to have occurred if:

(i)    any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors;

(ii)    at any time during a period of twelve (12) consecutive months, individuals who at the beginning of such period constituted the Board cease for any reason to constitute a majority of members of the Board; provided, however, that any new member of the Board whose election or nomination for election was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was so approved, shall be considered as though such individual were a member of the Board at the beginning of the period, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or
(iii)     the consummation of (i) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors, (ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company, provided, that if any payment or benefit payable upon or following a Change of Control would be required to comply with the limitations of section 409A(a)(2)(A)(v) of the Code in order to avoid an additional tax under section 409A of

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the Code, such payment or benefit shall be made only if such Change of Control constitutes a change in ownership or control of the Company, or a change in ownership of the Company’s assets in accordance with section 409A of the Code.

(d)     “Code” means the Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

(e)    “Committee” means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan, or in the absence of such committee, the entire Board.

(f)    “Company” means Fibrocell Science, Inc. and any successor corporation.

(g)    “Company Stock” means the common stock of the Company.

(h)    “Consultant” means a consultant or advisor who performs services for the Employer and who renders bona fide services to the Employer, if the services are not in connection with the offer and sale of securities in a capital raising transaction and the Consultant does not directly or indirectly promote or maintain a market for the Employer’s securities.

(i)    “Director” means a member of the Board.

(j)     “Disability” means a Participant becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer’s long-term disability plan applicable to the Participant, or as otherwise determined by the Committee.

(k)    “Disaffiliation” means a Subsidiary ceasing to be a Subsidiary for any reason (including as a result of a public offering, or a spinoff sale by the Company, of the stock of the Subsidiary) or a sale of a division of the Company.

(l)     “Effective Date” of the Plan means June 12, 2019.

(m)    “Employee” means an employee of the Employer (including an officer or director who is also an employee).

(n)    “Employer” means the Company and its parent and Subsidiaries.

(p)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)    “Exercise Price” means the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Committee.

(q)    “Fair Market Value” of Company Stock means, unless the Committee determines otherwise with respect to a particular Grant, (i) if the principal trading market for the Company Stock is the NYSE Amex, the NASDAQ Global Market, the NASDAQ Capital Market or another national securities exchange, the “closing transaction” price at which shares of Company Stock are traded on such securities exchange on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, (ii) if the Company Stock is not principally traded on a national securities exchange, but is quoted on the NASD OTC Bulletin Board (“OTCBB”) or the Pink Sheets, the last reported “closing transaction” price of Company Stock on the relevant date, as reported by the OTCBB or Pink Sheets, or, if not so reported, as reported in a customary financial reporting service, as the Committee determines, or (iii) if the Company Stock is not publicly traded or, if publicly traded, is not subject to reported closing transaction prices as set forth above, the Fair Market Value per share shall be as determined by the Committee. Notwithstanding the foregoing, for federal, state and local income tax purposes, the Fair Market Value may be determined by the Committee in accordance with uniform and non-discriminatory standards adopted by it from time to time.

(r)    “Grant” means an Option, Stock Unit, Stock Award, SAR or Other Stock-Based Award granted under the Plan.

(s)    “Good Reason” means without the Participant’s express written consent the occurrence of any of the following circumstances unless such circumstances are fully corrected within thirty (30) days after the Participant notifies the Company in writing of the existence of such circumstances as hereinafter provided:

(i) A material diminution in the Participant’s authority, duties, or responsibilities;

(ii) A material diminution in the Participant’s base salary as in effect immediately prior to the Change of Control or as it may be increased from time to time, except for across-the-board salary reductions for similarly situated personnel of the Company and its Subsidiaries; or

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(iii) The Company’s requiring the Participant to be based anywhere more than fifty (50) miles of his last assigned area of responsibility, except for required travel on Company business;

provided, however, that any provision in an agreement between a Participant and the Company or its Subsidiaries, which contains a conflicting definition of Good Reason and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant.

The Participant shall notify the Company in writing that the Participant believes that one or more of the circumstances described above exists, and of the Participant’s intention to effect a Termination for Good Reason as a result thereof, within ninety (90) days of the time that the Participant gains knowledge of such circumstances. The Participant shall not effect such Termination until thirty (30) days after the Participant delivers the notice described in the preceding sentence, and the Participant may do so only if the circumstances described in such notice have not been corrected in all material respects by the Company and or its parent or Subsidiaries.

(t)     “Grant Agreement” means the written instrument that sets forth the terms and conditions of a Grant, including all amendments thereto.

(u)    “Incentive Stock Option” means an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.

(v)    “Non-Employee Director” means a member of the Board who is not an employee of the Employer.

(w)    “Nonqualified Stock Option” means an Option that is not intended to be taxed as an incentive stock option under section 422 of the Code.

(x)    “Option” means an option to purchase shares of Company Stock, as described in Section 7.

(y)    “Other Stock-Based Award” means any Grant based on, measured by or payable in Company Stock (other than a Grant described in Sections 7, 8 or 9 of the Plan), as described in Section 10.

(z)    “Participant” means an Employee, Consultant or Non-Employee Director designated by the Committee to participate in the Plan.

(aa)    “Plan” means this Fibrocell Science, Inc. 2019 Equity Incentive Plan, as in effect from time to time.

(bb)    “Reorganization Event” shall mean:  (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Company Stock is converted into or exchanged for the right to receive cash, securities or other property or is canceled, (b) any transfer or disposition of all of the Company Stock for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.
(cc)    “SAR” means a stock appreciation right, as described in Section 10.

(dd)    “Subsidiary” means a subsidiary corporation as defined in section 424 (f) of the Code and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board.

(ff)     “Substitute Grant” has the meaning set forth in Section 5(a) hereof.

(gg)    “Stock Award” means an award of Company Stock, as described in Section 9.

(hh)    “Stock Unit” means an award of a phantom unit representing a share of Company Stock, as described in Section 8.

(ii)    “Termination” means the termination of the applicable Participant’s employment with, or performance of services for, the Company and any of its Subsidiaries. Unless otherwise determined by the Committee, (i) if a Participant’s employment with the Company and its Subsidiaries terminates but such Participant continues to provide services to the Company and its Subsidiaries in a non-employee capacity, such change in status shall not be deemed a Termination and (ii) a Participant employed by, or performing services for, a Subsidiary or a division of the Company and its Subsidiaries shall also be deemed to incur a

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Termination if, as a result of a Disaffiliation, such Subsidiary or division ceases to be a Subsidiary or division, as the case may be, and the Participant does not immediately thereafter become an employee of, or service provider for, the Company or another Subsidiary. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries shall not be considered a Termination.

3.	Administration

(a)    Committee. The Plan shall be administered and interpreted by the Committee. Ministerial functions may be performed by an administrative committee comprised of Company employees appointed by the Committee.

(b)    Committee Authority. The Committee shall have the sole authority to (i) determine the Participants to whom Grants shall be made under the Plan, (ii) determine the type, size and terms and conditions of the Grants to be made to each such Participant, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms and conditions of any previously issued Grant, subject to the provisions of Section 17 below, and (v) deal with any other matters arising under the Plan.

(c)    Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated Participants.

4.	Grants

(a)    Grants under the Plan may consist of Options as described in Section 7, Stock Units as described in Section 8, Stock Awards as described in Section 9, and SARs or Other Stock-Based Awards as described in Section 10. All Grants shall be subject to such terms and conditions as the Committee deems appropriate and as are specified in writing by the Committee to the Participant in the Grant Agreement.

(b)    All Grants shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular section of the Plan need not be uniform as among the Participants.

5.	Shares Subject to the Plan.

(a)    Shares Authorized. The aggregate number of shares of Company Stock that may be issued under the Plan is 700,0000 shares plus the number of shares of Company Stock subject to awards granted under the 2009 Equity Incentive Plan which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options to any limitations under the Code), subject to adjustment as described in subsection (d) below. Incentive Stock Options may be granted for up to 700,000 shares. Notwithstanding the foregoing, (i) except as may be required by reason of section 422 of the Code, the number of shares of Company Stock available for issuance hereunder shall not be reduced by shares of Company Stock issued pursuant to Grants issued or assumed in connection with a merger or acquisition as contemplated by NASDAQ Listing Rule 5635(c) or other applicable stock exchange rules, and their respective successor rules and listing exchange promulgations (each such Grant, a “Substitute Grant”); and (ii) shares of Company Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of a Grant that is settled in cash.

(b)    Source of Shares; Share Counting. Shares issued under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options and SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, and if and to the extent that any Stock Awards, Stock Units or Other Stock-Based Awards are forfeited or terminated, or otherwise are not paid in full, the shares reserved for such Grants shall again be available for purposes of the Plan. However, the following shares of Company Stock shall not be added to the shares authorized for grant hereunder and shall not be available for future Grants: (i) shares of Company Stock tendered by a Participant or withheld by the Company in payment of the exercise price of an Option; (ii) shares of Company Stock tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to a Grant; (iii) shares subject to a SAR that are not issued

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in connection with the stock settlement of the SAR on exercise thereof; and (iv) shares of Company Stock purchased on the open market by the Company with the cash proceeds received from the exercise of Options.

(c)    Grants. All Grants under the Plan shall be expressed in shares of Company Stock. All cash payments shall equal the Fair Market Value of the shares of Company Stock to which the cash payments relate.

(d)    Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for issuance under the Plan, the maximum number of shares of Company Stock for which any individual may receive Grants in any year, the number of shares covered by outstanding Grants, the kind of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive. To the extent that any Grant is subject to section 409A of the Code or becomes subject to section 409A of the Code as a result of any adjustment made hereunder, such adjustment shall be made in compliance with section 409A of the Code.

(e)    Minimum Vesting Period. No Grant may vest over a period that is less than one (1) year from the date of grant; provided, however, that the foregoing minimum vesting period shall not apply to: (i) Grants made in payment of or exchange for an equivalent amount of salary, bonus or other earned cash compensation; (ii) a Substitute Grant that does not reduce the vesting period of the grant being replaced or assumed; or (iii) Grants involving an aggregating number of shares of Company Stock not in excess of five percent (5%) of the aggregate number of shares of Company Stock that may be delivered in connection with Grants (as set forth in Section 5(a) hereof).

(f)     Non-Employee Director Aggregate Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any period commencing on the date of the Company’s Annual Meeting of Stockholders for a particular year and ending on the day immediately prior to the date of the Company’s Annual Meeting of Stockholders for the next subsequent year, including Grants granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $500,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such period, $750,000 in total value, in each case calculating the value of any Grants based on the grant date fair value of such Grants for financial reporting purposes. The Committee may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

6.	Eligibility for Participation

(a)    Eligible Persons. All Employees, Consultants and Non-Employee Directors shall be eligible to participate in the Plan.

(b)    Selection of Participants. The Committee shall select the Employees, Consultants and Non-Employee Directors to receive Grants and shall determine the number of shares of Company Stock subject to each Grant.

7.	Options

(a)    General Requirements. The Committee may grant Options to an Employee, Consultant or Non-Employee Director upon such terms and conditions as the Committee deems appropriate under this Section 7. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Consultants and Non-Employee Directors. No dividends or dividend equivalents shall be paid on Options.

(b)	Type of Option, Price and Term.

(i)    The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only

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to Employees of the Company or its parents or subsidiaries, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Consultants or Non-Employee Directors.

(ii)    The Exercise Price of Company Stock subject to an Option shall be determined by the Committee; provided, however, that the Exercise Price for an Option (including Incentive Stock Options or Nonqualified Stock Options) will be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Option is granted and further provided that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of the Company Stock on the date of grant.

(iii)    The Committee shall determine the term of each Option, which shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant.

(iv)    To the extent the Company is unable to obtain shareholder approval of the Plan within one year of the Effective Date, any Incentive Stock Options issued pursuant to the Plan shall automatically be considered Nonqualified Stock Options, and to the extent a holder of an Incentive Stock Option exercises his or her Incentive Stock Option prior to such shareholder approval date, such exercised Option shall automatically be considered to have been a Nonqualified Stock Option.

(c)	Exercisability of Options.

(i)    Options shall become exercisable in accordance with such terms and conditions as may be determined by the Committee and specified in the Grant Agreement. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii)    The Committee may provide in a Grant Agreement that the Participant may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (A) the Exercise Price or (B) the Fair Market Value of such shares at the time of repurchase, or such other restrictions as the Committee deems appropriate. Notwithstanding the foregoing, to the extent that an Option would otherwise be exempt from section 409A of the Code, the Committee may only include such a provision in a Grant Agreement for such an Option if the inclusion of such a provision will not cause that Option to become subject to section 409A of the Code.

(iii)    Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(d)    Termination of Employment or Service. Upon Termination of employment or the services of a Participant, an Option may only be exercised as follows:

(i)    In the event that a Participant ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, or Termination for Cause, any Option which is otherwise exercisable by the Participant shall terminate unless exercised within three months after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant’s Options that are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(ii)    In the event the Participant ceases to be employed by, or provide service to, the Employer on account of a Termination for Cause by the Employer, any Option held by the Participant shall terminate as of the date the Participant ceases to be employed by, or provide service to, the Employer. In addition, notwithstanding any other provisions of this Section 7, if the Committee determines that the Participant has engaged in conduct that constitutes Cause at any time while the Participant is employed by, or providing service to, the Employer or after the Participant’s Termination, any Option held by the Participant shall immediately terminate and the Participant shall automatically forfeit all shares

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underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Participant for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(iii)    In the event the Participant ceases to be employed by, or provide service to, the Employer on account of the Participant’s Disability, any Option which is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant’s Options which are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(iv)    If the Participant dies while employed by, or providing service to, the Employer or while an Option remains outstanding under Section 7(d)(i) or 7(d)(iii) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant’s Options that are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(e)    Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for the Option (i) in cash, (ii) if permitted by the Committee, by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation to ownership of shares of Company Stock having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance of the Company Stock.

(f)    Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or Subsidiary, as defined in section 424 of the Code, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or Subsidiary, as defined in section 424 of the Code.

8.	Stock Units

(a)    General Requirements. The Committee may grant Stock Units to an Employee, Consultant or Non-Employee Director, upon such terms and conditions as the Committee deems appropriate under this Section 8. Each Stock Unit shall represent the right of the Participant to receive a share of Company Stock or an amount based on the value of a share of Company Stock. All Stock Units shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan.

(b)    Terms of Stock Units. The Committee may grant Stock Units that are payable on terms and conditions determined by the Committee, which may include payment based on achievement of performance goals. Stock Units may be paid at the end of a specified vesting or performance period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c)    Settlement. Payment with respect to Stock Units shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee. The Grant Agreement shall specify the maximum number of shares that can be issued under the Stock Units.

(d)    Requirement of Employment or Service. The Committee shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Units after the Participant’s Termination, and the circumstances under which Stock Units may be forfeited.

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(e)    Dividend Equivalents. The Grant Agreement may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Company Stock in the form of dividend equivalents. Dividend equivalents shall be credited to an account for the Participant, may be settled in cash and/or shares of Company Stock as provided in the Grant Agreement, and shall be subject to the same restrictions on transfer and forfeitability as the Stock Units with respect to which paid. No interest will be paid on dividend equivalents.

9.	Stock Awards

(a)    General Requirements. The Committee may issue shares of Company Stock to an Employee, Consultant or Non-Employee Director under a Stock Award, upon such terms and conditions as the Committee deems appropriate under this Section 9. Shares of Company Stock issued pursuant to Stock Awards may be issued for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including restrictions based upon the achievement of specific performance goals. The Committee shall determine the number of shares of Company Stock to be issued pursuant to a Stock Award.

(b)    Requirement of Employment or Service. The Committee shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Awards after the Participant’s Termination, and the circumstances under which Stock Awards may be forfeited.

(c)    Restrictions on Transfer. While Stock Awards are subject to restrictions, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except upon death as described in Section 13(a). Each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Participant shall be entitled to have the legend removed when all restrictions on such shares have lapsed. The Company may retain possession of any certificates for Stock Awards until all restrictions on such shares have lapsed.

(d)    Right to Vote and to Receive Dividends. The Committee shall determine to what extent, and under what conditions, the Participant shall have the right to vote shares of Stock Awards. Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to Stock Awards shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares.

10.	Stock Appreciation Rights and Other Stock-Based Awards

(a)    The Committee may grant SARs to an Employee, Non-Employee Director or Consultant separately or in tandem with an Option. No dividends or dividend equivalents shall be paid on SARs. The following provisions are applicable to SARs:

(i)    Base Amount. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, an amount that is at least equal to the Fair Market Value of a share of Company Stock as of the date of Grant of the SAR.

(ii)    Tandem SARs. The Committee may grant tandem SARs either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the date of the grant of the Incentive Stock Option. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(iii)    Exercisability. An SAR shall be exercisable during the period specified by the Committee in the Grant Agreement and shall be subject to such vesting and other restrictions as may be specified in the Grant Agreement. The Committee may grant SARs that are subject to achievement of performance goals or other conditions. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Participant is employed by, or providing service to, the Employer or during the applicable period after Termination, as described in Section 7(d). A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

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(iv)    Duration of SAR. The Committee shall determine the term of each SAR, which shall not exceed ten years from the date of grant.

(v)     Grants to Non-Exempt Employees. SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(vi)    Value of SARs. When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (i).

(vii)    Form of Payment. The Committee shall determine whether the stock appreciation for an SAR shall be paid in the form of shares of Company Stock, cash or a combination of the two. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

(b)    Other Stock-Based Awards. The Committee may grant other awards not specified in Sections 7, 8 or 9 above that are based on or measured by Company Stock to Employees, Consultants and Non-Employee Directors, on such terms and conditions as the Committee deems appropriate. Other Stock-Based Awards may be granted subject to achievement of performance goals or other conditions and may be payable in Company Stock or cash, or in a combination of the two, as determined by the Committee in the Grant Agreement. Any dividend equivalents shall be subject to the same restrictions on transfer and forfeitability as the Stock-Based Awards with respect to which paid. No interest will be paid on dividend equivalents.

11.	Deferrals

(a)The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to the Participant in connection with any Grant. The Committee shall establish rules and procedures for any such deferrals, consistent with applicable requirements of section 409A of the Code. If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of section 409A and (ii) the Participant is a specified employee as defined in section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under section 409A) (the “New Payment Date”), except as section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.
The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to section 409A but do not to satisfy the conditions of that section.

12.	Withholding of Taxes

(a)    Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

(b)    Election to Withhold Shares. If the Committee so permits, a Participant may elect to satisfy the Company’s tax withholding obligation with respect to Grants paid in Company Stock by having shares withheld, at the time such Grants become taxable, up to an amount that does not exceed the maximum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee.

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13.	Transferability of Grants

(a)    Restrictions on Transfer. Except as described in subsection (b) below, only the Participant may exercise rights under a Grant during the Participant’s lifetime, and a Participant may not transfer those rights except by will or by the laws of descent and distribution. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.

(b)    Transfer of Nonqualified Stock Options to or for Family Members. Notwithstanding the foregoing, the Committee may provide, in a Grant Agreement, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

14.	Consequences of a Reorganization Event

Upon the occurrence of a Reorganization Event, the Committee may take any one or more of the following actions with respect to any or all outstanding Grants, without the consent of any Participant: (i) the Committee may require that Participants surrender their outstanding Options and SARs in exchange for one or more payments by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Participant’s unexercised Options and SARs exceeds the Exercise Price, if any, and on such terms as the Committee determines, (ii) after giving Participants an opportunity to exercise their outstanding Options and SARs, the Committee may terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate, (iii) with respect to Participants holding Stock Units or Other Stock-Based Awards, the Committee may determine that such Participants shall receive one or more payments in settlement of such Stock Units or Other Stock-Based Awards, in such amount and form and on such terms as may be determined by the Committee, or (iv) the Committee may determine that Grants that remain outstanding after the Reorganization Event shall be assumed or substituted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation). Such surrender, termination, settlement or assumption shall take place as of the date of the Reorganization Event or such other date as the Committee may specify.

15.	Change of Control

    (a)    No Assumption or Substitution. In the event of a Change of Control in which the acquiring or succeeding corporation does not assume or substitute for the Grant, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including shares as to which such Grants would not otherwise be vested or exercisable, all restrictions on Stock Units or Stock Awards will lapse, and, with respect to Grants with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

(b)     Assumption or Substitution of Awards. Notwithstanding any other provision of this Plan to the contrary and unless otherwise determined by the Committee and set forth in an applicable Agreement, upon a Participant’s Termination other than for Cause by the Employer or by the Participant for Good Reason, in each case, within twenty-four (24) months following a Change of Control, with respect to any Grant that is assumed or substituted in connection with a Change of Control, the vesting, payment, purchase or distribution of such Grant will vest in full, be free of restrictions, and be deemed to be earned in full (and, with respect to Grants with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved, unless otherwise agreed in connection with the Change of Control, at the greater of (i) the applicable target level and (ii) the level of achievement of the performance goals for the Grant as determined by the Committee taking into account performance through the latest date preceding the Termination as to which performance can, as a practical matter, be determined (but not later than the end of the applicable performance period).
A Grant will be considered assumed if, following the applicable transaction the Grant confers the right to purchase or receive, for each share of Company Stock subject to the Grant immediately prior to such transaction, the consideration (whether stock, cash, or other securities or property) received in such transaction by holders of Company Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Company Stock); provided, however, that if such consideration received in such transaction is not solely common stock of the acquiring or succeeding corporation or its parent, the Committee may, with the

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consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of an Option or SAR or upon the payout of a Stock Unit or Stock Award, for each share of Company Stock subject to such Grant, to be solely common stock of the acquiring or succeeding corporation or its parent equal in fair market value to the per share consideration received by holders of Company Stock in the transaction. Notwithstanding anything in this Section 15 to the contrary, a Grant that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its acquirer or successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the acquiring or succeeding corporation’s corporate structure following the applicable transaction will not be deemed to invalidate an otherwise valid Grant assumption.

16.	Requirements for Issuance of Shares

No Company Stock shall be issued in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon. No Participant shall have any right as a shareholder with respect to Company Stock covered by a Grant until shares have been issued to the Participant.

17.	Amendment and Termination of the Plan

(a)    Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without approval of the shareholders of the Company if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements. No amendment or termination of this Plan shall, without the consent of the Participant, materially impair any rights or obligations under any Grant previously made to the Participant under the Plan, unless such right has been reserved in the Plan or the Grant Agreement, or except as provided in Section 17(b) below. Notwithstanding anything in the Plan to the contrary, the Board may amend the Plan in such manner as it deems appropriate in the event of a change in applicable law or regulations.

(b)    Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant.

(c)    No Repricing of Grants Without Shareholder Approval. Notwithstanding subsection (a) above, or any other provision of the Plan, the repricing of Grants shall not be permitted without shareholder approval. For this purpose, a “Repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of a Grant to lower its exercise or base price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 5(d) hereof), (ii) any other action that is treated as a repricing under generally accepted accounting principles, and (iii) repurchasing for cash or canceling a Grant in exchange for another Grant at a time when its exercise or base price is greater than the Fair Market Value of the underlying Company Stock, unless the cancellation and exchange occurs in connection with an event set forth in Section 17 hereof.

18.	Miscellaneous

(a)    Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422 or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422 or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

Fibrocell - 2019 Proxy Statement | 60

(b)    Enforceability. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

(c)    Funding of the Plan; Limitation on Rights. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

(d)    Rights of Participants. Nothing in this Plan shall entitle any Employee, Non-Employee Director or other person to any claim or right to receive a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Employer.

(e)    Clawbacks. In accepting a Grant under the Plan, the Participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future.

(e)    No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(f)    Employees Subject to Taxation Outside the United States. With respect to Participants who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(g)    Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

Fibrocell - 2019 Proxy Statement | 61

FIBROCELL SCIENCE, INC.
ATTN: CORPORATE SECRETARY
405 EAGLEVIEW BOULEVARD
EXTON, PA 19341

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/11/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/11/2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR ALL the following nominees:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

Nominees

01 Marc Mazur   02 Christine St.Clare   03 Douglas J. Swirsky

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote 1 YEAR on the following proposal:

NOTE: In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date   JOB #   Signature (Joint Owners)   Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000422092_1 R1.0.1.18

Fibrocell - 2019 Proxy Statement | 62

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The 2018 Annual Report on Form 10K, Notice & Proxy for 2019 Annual Meeting of Stockholders are available at www.proxyvote.com

FIBROCELL SCIENCE, INC.
Annual Meeting of Stockholders
June 12, 2019
This proxy is solicited by the Board of Directors

The undersigned stockholder acknowledges receipt of the Notice & Proxy for 2019 Annual Meeting of Stockholders, dated April 29, 2019, and hereby appoints John Maslowski and Sean D. Buckley as proxies for the undersigned, with full power of substitution, to vote all of the undersigned's shares of common stock of Fibrocell Science, Inc. (the "Company") at the 2019 Annual Meeting of Stockholders of the Company to be held at Fibrocell Corporate Headquarters, 405 Eagleview Boulevard, Exton, PA 19341, on June 12, 2019, at 8:30 a.m., local time, and at any adjournments or postponements thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES SET FORTH IN PROPOSAL 1, FOR THE PROPOSALS SET FORTH IN ITEMS 2, 3, AND 4, AND 1 YEAR FOR PROPOSAL 5 AND WILL GRANT DISCRETIONARY AUTHORITY FOR ALL OTHER MATTERS THAT PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

0000422092_2 R1.0.1.18

Continued and to be signed on reverse side

Fibrocell - 2019 Proxy Statement | 63